SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☑	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
SAMARNAN INVESTMENT CORPORATION

(Name of Registrant as Specified In its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
To be held July 21, 2009
     A Special Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the “Company”), will be held on Tuesday, July 21, 2009, at 11:00 a.m., Central Time, in the Abilene Trail Room of the Radisson Hotel Fort Worth South, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, to consider and vote on the following matters as described in this Notice and in the accompanying Proxy Statement:
1. To consider and vote upon a resolution by the shareholders to dissolve the Company and to adopt a Plan of Liquidation and Dissolution in the form attached as Appendix A to the accompanying Proxy Statement; and
     2. To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only shareholders of record at the close of business on May 22, 2009, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof. As of such date, there were 1,201,768 shares of the Company’s Common Stock issued and outstanding
     A Proxy Statement and a form of Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.
     Prompt response by our shareholders will reduce the time and expense of solicitation.
By Order of the Board of Directors
George S. Walls, Jr.
President
Cleburne, Texas
June 15, 2009

SAMARNAN INVESTMENT CORPORATION
Special Meeting of Shareholders to be held at 11:00 am CDT, July 21, 2009

Directions to:	Radisson Hotel Fort Worth South 100 Alta Mesa East Boulevard southeast corner of Alta Mesa Blvd. at Interstate 35W (I-35W South) Alta Mesa Blvd. (Exit 44) is the first exit south of I-20 on I-35W South
From Fort Worth
Take I-35W South
Exit Alta Mesa Boulevard (Exit 44)
From DFW Airport
Take TX Hwy 360 South to Interstate 30 (I-30)
Follow I-30 West to Fort Worth
Exit I-35W South
Exit Alta Mesa Boulevard (Exit 44)

Alternative —	follow TX Hwy 360 South to Interstate 20 (I-20)
follow I-20 West to Fort Worth
Exit I-35W South
Exit Sycamore School Road (Exit 43)
U-Turn under I-35W and return to I-35W Northbound
Exit Alta Mesa Boulevard (Exit 44)
Fnom Dallas
Follow Interstate 30 (I-30) West to Fort Worth
Exit I-35W South
Exit Alta Mesa Boulevard

Alternative —	follow US 67 South to I-20 West to Fort Worth Exit I-35 W South Exit Sycamore School Road (Exit 43) U-Turn under I-35W and return to I-35W Northbound Exit Alta Mesa Boulevard (Exit 44)
From Cleburne
Follow TX 174 (Main Street) North to Burleson
Exit left onto I-35W North
Exit Alta Mesa Blvd

PROXY STATEMENT
for
SPECIAL MEETING OF SHAREHOLDERS
To be held July 21, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the “Company”), for use at the Special Meeting of Shareholders, together with any adjournment or adjournments thereof. The Special Meeting is to be held in the Abilene Trail Room of the Radisson Hotel Fort Worth South, 100 Alta Mesa East Boulevard, Fort Worth, Texas, at 11:00 a.m., Central Time, on Tuesday, July 21, 2009.
This Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders on or about June 15, 2009.
At the meeting, the Company’s shareholders will be asked to consider and vote upon the following matters; (1) a resolution by the shareholders to dissolve the Company and to approve and adopt a Plan of Liquidation and Dissolution of the Company (the “Plan”) in the form attached as Appendix A to this Proxy Statement; and (2) to transact such other business as may properly come before the meeting. The Company knows of no other business to be presented at the meeting. If any other matters come before the meeting, the individuals named in the accompanying form of Proxy will vote the shares as to which they have been granted a proxy in accordance with their best judgement. The Board of Directors has unanimously recommended that shareholders vote FOR the dissolution of the Company and the adoption of the Plan.
The Walls family own 90.58% of the Company’s outstanding Common Stock and have advised the Company they will vote all of their shares FOR the Company’s dissolution and the adoption of the Plan, thus assuring the Company’s dissolution and adoption of the Plan. (See “Principal Shareholders” herein).
The Company’s principal offices are located at 214 North Ridgeway Drive, Cleburne, Texas 76033, and its telephone number is 817.641-7881.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 21, 2009. This Proxy Statement, with Appendices A, B, and C, and the Form of Proxy are available online at www.samarnan.com.

SUMMARY TERM SHEET
OF
THE PLAN OF LIQUIDATION AND DISSOLUTION
     The following briefly outlines the material terms of the proposed Plan of Liquidation and Dissolution (the “Plan”), but does not summarize all of the information regarding the Plan and the dissolution of the Company that is contained elsewhere in this Proxy Statement. This information is provided to assist shareholders in their review of this Proxy Statement and in considering the proposed Plan and dissolution of the Company, which are being submitted for action by the shareholders at a Special Meeting of Shareholders on July 21, 2009. However, this Summary Term Sheet may not contain all of the information that is important to you as a shareholder. To understand fully the Plan and the dissolution of the Company being submitted for shareholder approval, shareholders should carefully read this Proxy Statement and the copy of the Plan appended to the Proxy Statement in their entirety.
If the dissolution of the Company and the Plan is approved by the shareholders, the Company will:
(1) cease all of its business activities, including the purchase and sale of securities, except such activities as are necessary to wind up the Company’s affairs;
(2) sell all of the Company’s assets for cash;
(3) pay or satisfy all of the Company’s known debts and obligations;
(4) if necessary, establish a Contingency Reserve to pay and satisfy any unknown debts or obligations of the Company;
(5) make distributions to shareholders of the Company’s net assets, after the payment of its debts and obligations;
(6) deregister the Company’s registration as an investment company under the Investment Company Act of 1940; and
(7) file Articles of Dissolution with the Secretary of State of Texas.
     After approval of the Company’s dissolution and the Plan by the shareholders, the Company plans to sell all of its assets for cash and pay all of its debts and obligations. It then intends to establish, if necessary, a Contingency Reserve to cover any unknown liabilities and distribute the remaining amount of its net assets in cash to shareholders as and when the Board of Directors deems it appropriate. It is anticipated that substantially all of the net assets will be distributed within four months after the Company’s shareholders approve the dissolution of the Company and the Plan.
     Because of the uncertainties in market and economic conditions, the exact amount the Company receives from liquidating its securities, and the precise amount required to pay and satisfy all of the Company’s debts and obligations, the Company can not predict with any accuracy the specific amounts or timing of distributions to shareholders. At the present time, although the Company is not able to predict whether the sale of its securities will differ materially from the amounts reflected on the Company’s balance sheet at March 31, 2009, the Company currently estimates that the total amount distributed to shareholders will be between $13.21 and $13.47 per share of Common Stock. To the extent the Company receives less from the sale of its securities, or the amount of its liabilities, including amounts that it is required to expend during the time required for liquidating its assets and paying is liabilities, is greater than the Company has estimated, the distribution shareholders receive could be less than those the Company currently estimates.
     As a result of the Company’s dissolution, for federal income tax purposes shareholders will recognize a gain or loss equal to the difference between (1) the total amount distributed to them, and (2) their tax basis
(i)

in the shares of the Company’s Common Stock. Any loss generally will be recognized only when the final distribution to shareholders is received by them, which could be as much as three years after the Company’s dissolution. Shareholders should consult with their tax adviser as to the tax effects of the Company’s dissolution pursuant to the Plan and their particular circumstances.
     Shareholders will not have appraisal rights in connection with the Company’s dissolution.
     If after the Company has distributed all of its assets to shareholders and has not established a Contingency Reserve or if it has established such a Reserve that is not adequate to pay and discharge any liabilities or obligations to the Company’s creditors, a creditor might sue one or more shareholders who could be held liable for the payment of some or all of such obligations, with each shareholder being held liable for up to an amount equal to the aggregate amount the shareholder has received in liquidating distributions from the Company in its dissolution. In such event the net distributions received by a shareholder could be substantially less than the amount the Company has currently estimated will be made to a shareholder.
     Members of the Walls family who own 90.58% of the Company’s Common Stock have advised the Company that they will vote FOR the dissolution of the Company and the adoption of the Plan, thereby assuring approval by the shareholders of the Company’s dissolution and adoption of the Plan.
(ii)

(iii)

     QUESTIONS AND ANSWERS ABOUT THE MEETING
These Questions and Answers summarize some of the information contained elsewhere in this Proxy Statement. They are provided to assist shareholders in their review of this Proxy Statement and in considering and voting upon the approval of the Company’s dissolution and the adoption of its Plan of Liquidation and Dissolution (“the Plan”), which are to be acted upon at the Special Meeting of Shareholders. However, they may not contain all of the information that is important to shareholders. To fully understand the proposal to dissolve the Company and adopt the Plan, which is being submitted to the shareholders for their approval, as well as procedures for voting at the meeting, shareholders should carefully read this Proxy Statement in its entirety.
Q:	What matters will be presented at the Special Meeting?

A:	To approve a resolution by the shareholders to dissolve the Company and adopt the Plan.

In addition, to consider any other business that may properly come before the meeting; however, the Company is not aware of any other business that may be brought before the meeting.

Q:	Why is the Board of Directors proposing the dissolution of the Company?

A:	The Board considered the fact that the Company’s expenses had been increasing in the last few years so that during fiscal 2008 they represented 32.8% of the Company’s total investment income which the Board considered to be unacceptable. It also was of the opinion that these expenses would continue to increase in the foreseeable future. Accordingly, the Board concluded that the shareholders may be able to invest the cash distributions they receive in the dissolution more efficiently in order to obtain a better return on their investments than they are presently receiving on the Company’s Common Stock.

The Board also considered the fact that there was no real public market for the Company’s stock making it extremely difficult for a shareholder to sell his stock. The Board of Directors concluded that it was in the best interest of shareholders to liquidate the Company’s assets for cash and, after paying its debts and obligations, dissolve the Company and distribute the net proceeds in cash to the shareholders which would allow them to determine how to invest their cash distributions in other investments instead of being “locked-in” to the Company’s stock which for all intents and purposes is a “non liquid” asset since there is no ready public market in which to dispose of their stock.

Q:	How much will I receive in the distribution if it is approved by the shareholders?

A:	If the dissolution is approved and the Plan adopted, it is expected that each holder of the Company’s Common Stock will receive between $13.21 and $13.47 per share of Common Stock. To the extent that the value of the Company’s assets is less, or the amount of its liabilities or the amount that it expends during the dissolution process are greater, shareholders could receive less than the Company currently estimates.

Q:	If the dissolution and the Plan are approved by the shareholders, what happens next?

A:	After approval of the dissolution and adoption of the Plan, the Company will cease its business activities, including investing and reinvesting in securities, except as may be necessary to carry out the Company’s dissolution; sell as promptly as possible and convert into cash all of its assets; pay all of its debts and obligations or make adequate provision for their payment; distribute the cash received from the sale of its assets, after payment of all its debts and obligations, to the shareholders pro rata; and take such other action as may be necessary to complete the Company’s dissolution.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only shareholders of record of the Company’s Common Stock at the close of business on May 22, 2009 will be entitled to vote at the Special Meeting.

Q:	How many shares are eligible to vote?

A:	As of the record date of May 22, 2009, there were 1,201,768 shares of Common Stock outstanding. Each outstanding share of Common Stock will entitle its holder to one vote on each matter to be voted on at the Special Meeting.

Q:	What vote is required to hold the Special Meeting and what are the voting procedures?

A:	Quorum Requirement. A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Special Meeting. At least a majority of the outstanding shares entitled to vote must be represented at the Special Meeting, either in person or by proxy, in order to transact business. Shareholders of record who are present at the Special Meeting in person or by proxy and abstain are considered shareholders who are present and entitled to vote, and will count toward determining if a quorum is present at the Special Meeting. However, broker non-votes will not be counted for determining whether a quorum is present at the Special Meeting.

Required Votes. Each outstanding share of Common Stock is entitled to one vote on each proposal at the Special Meeting.

Approval of the resolution to dissolve the Company and adopt the Plan requires the affirmative vote of holders of at least two thirds of the outstanding shares of the Common Stock. Abstentions will be counted as a vote against a proposal, including the proposal to dissolve the Company and adopt the Plan. Broker non-votes will have no effect on any proposal to be voted at the Special Meeting.

Members of the Walls family who own an aggregate of 1,088,586 (90.58%) of the Company’s Common Stock have advised the Company that they will vote FOR the resolution to dissolve the Company and adopt the Plan, thus assuring the adoption of the resolution.

Q:	How may I vote?

A:	Shares Held In Your Name. If you hold shares as a record holder, you may vote by completing, signing, dating, and mailing to the Company a proxy for your shares. A properly completed proxy mailed to the Company will be voted in the manner as specified in the proxy. If a proxy is dated, signed and returned to the Company without specifying as to how it is to be voted, the shares represented by the proxy will be voted for the resolution to dissolve the Company and adopt the Plan.

The proxy gives the persons named therein discretionary authority to vote on any other business that may come before the meeting; however the Company is not aware of any other business that may come before the Special Meeting.

Shares Held Through a Broker. If you hold your shares through a broker, follow the voting instructions you receive from your broker. If you want to vote in person at the Special Meeting, you must obtain a legal proxy from your broker and present it at the Special Meeting.

Q:	How may I revoke or change my vote?

A:	If you are the record holder of your shares, you can revoke your proxy at any time before your shares are voted if you attend the Special Meeting and give oral notice to the Secretary of the Company of your intention to vote in person, without complying with any other formalities. You may also revoke your proxy by delivering to the Secretary an instrument revoking it or a duly executed proxy bearing a later date.

Q:	What happens to my shares of common stock after dissolution?

A:	The Company’s dissolution will be in complete cancellation of the outstanding shares of the Common Stock. From and after the date the Secretary of State of Texas issues a Certificate of Dissolution of the Company, the Common Stock will no longer be treated as outstanding and holders of the Common Stock will cease to have any rights in respect thereof, except the right to receive distributions in the dissolution of the Company.

Q:	Should I send in my stock certificates now?

A:	No. You should not forward your stock certificates before receiving instructions to do so. As a condition to the receipt of any distribution to the Company’s shareholders, the Board of Directors, in its absolute discretion, may require shareholders to (i) surrender their certificates evidencing their shares of the Company’s Common Stock, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. Any distributions otherwise payable by the Company to shareholders who have not surrendered their certificates, if requested to do so, may be held in trust for such shareholders, without interest, pending surrender of such certificates, and subject to the escheat laws relating to unclaimed property.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains or incorporates by reference forward-looking statements. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts. They often include the words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, or words of similar meaning or future or conditional verbs such as “will”, “would”, “should”, “could”, or “may”.
Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events or results. They may include projections or estimates of liquidation values of its assets, costs of settling its debts and other obligations, the amount of expenses incurred in connection with the dissolution of the Company, and the amounts of distributions to shareholders or other financial items, as well as descriptions of the Company’s future plans and intentions. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. The statements speak only as of the date they were made. The Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made except as required by law.
There are a number of significant factors that could cause actual conditions, events or results to differ materially from those described in the forward-looking statements, many of which are beyond the control of the Company or its ability to forecast or predict. For further information of additional risks that may affect the Company’s dissolution and its distributions to shareholders, see “Risk Factors to be Considered in Connection with the Dissolution and Adoption of the Plan” herein.
The Company understands that cautionary notes for forward-looking statements by investment companies, such as those described above, are not afforded the “safe harbor” protection of Section 21E of the Securities Exchange Act of 1934.
VOTING AND VOTES REQUIRED
Record date and Voting Rights
The record date of shareholders entitled to notice of, and to vote at, the Special Meeting of Shareholders was taken as of the close of business on May 22, 2009. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on any matter presented for vote at the meeting.
Quorum
Holders of a majority of the number of shares of the Company’s outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions will be counted for the purpose of whether a quorum is present, however, broker non-votes will not be counted for determining whether a quorum is present at the meeting.
Required vote
The affirmative vote of the holders of at least two-thirds of the number of shares of the Company’s outstanding Common Stock entitled to vote at the meeting is necessary to adopt the resolution to dissolve the Company and to adopt the Plan. On any other matter that may properly come before the meeting, the affirmative vote of the holders of a majority of the number of shares, present in person or represented by proxy, at the meeting shall be the act of the shareholders; however, the Company is not aware of any other business to be brought before the meeting.
Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on a vote.
Voting by Proxy
Proxies in proper form at the time of the meeting will be voted in the manner specified therein. If a Proxy is dated, and signed and returned without specifying as to how it is to be voted, the shares represented by the Proxy will be voted as recommended by the Board of Directors which is FOR the proposal to dissolve the Company and adopt the Plan. The Proxy provides for discretionary authority to the persons named therein as proxies, to vote on any other business that may properly come before the meeting; however, the Company is not aware of any other business to come before the meeting.

Revocation of Proxies
Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it, or a duly executed proxy bearing a later date, to the Secretary of the Company.
No Dissenters Rights
Shareholders are not entitled to dissenters’ rights of appraisal in connection with the dissolution of the Company and adoption of the Plan.
The Walls family, which includes George S. Walls, Jr., President and a director of the Company, Nancy Walls Devaney, Vice-President and a director of the Company, and Martha Walls Murdoch, a director of the Company, together with trusts of which they are trustees and having voting and investment powers, and members of their families, owned as of the record date, May 22, 2009, an aggregate of 1,088,586 shares (90.58%) of the Company’s Common Stock. (See “Principal Shareholders” below) The members of the Walls family have advised the Company that they will vote all of their shares FOR the adoption of the resolution to dissolve the Company and to adopt the Plan, thereby assuring the adoption of such resolution.
PRINCIPAL SHAREHOLDERS
The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of May 22, 2009 by those shareholders known to the Company to own more than 5% of the Company’s outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

Name and Address	Shares Owned		Percent of Class
Nancy Walls Devaney	472,251	(a)	39.30%
Cleburne, Texas

George S. Walls, Jr.	390,252	(b)	32.47%
Cleburne, Texas

Martha Walls Murdoch	226,083	(c)	18.81%
Cleburne,Texas

(a)	Includes (i) 5,500 shares owned by the husband of Mrs. Devaney; (ii) 219,892 shares held by nine separate trusts for the benefit of the children of Mrs Devaney who is the sole trustee of each of such trusts; (iii) 2,500 shares held in trust for the benefit of a grandchild of Mrs. Devaney; and (iv) 25,275 shares owned by three children of Mrs. Devaney; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to in this note (a).

(b)	Includes (i) 5,225 shares owned by Mr. Walls’ wife; (ii) 143,585 shares owned by six separate trusts for the benefit of Mr. Walls’ children of which he is the sole trustee; and (iii) 19,850 shares owned by two children of Mr. Walls; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (b).

(c)	Includes, 4,500 shares owned by the Mrs. Murdoch’s husband.
APPROVAL OF THE COMPANY’S DISSOLUTION AND THE PLAN
At its April 21, 2009 meeting, the Company’s Board of Directors unanimously adopted a resolution recommending that the Company be dissolved and adopting the Plan in the form attached to this Proxy Statement as Appendix A and directed that the question be submitted to a vote of the Company’s shareholders at a special meeting called for that purpose.
If the shareholders approve of the dissolution and adopt the Plan, the Plan will become effective on the date it is approved by the shareholders.

The Walls family own 90.58% of the Company’s outstanding Common Stock and have advised the Company they will vote all of their shares FOR the Company’s dissolution and the adoption of the Plan, thereby assuring the Company’s dissolution and the adoption of the Plan. (See “Principal Shareholders” herein)
After the adoption by the shareholders of a resolution to dissolve the Company and to adopt the Plan, the Company’s activities will be limited as follows:
(1) the Company will cease all business activities, including investing, reinvesting and trading securities, except as may be necessary to carry out the dissolution of the Company;
(2) the Company will sell as promptly as feasible and convert into cash all of its assets;
(3) the Company will pay all of its debts, liabilities and obligations and will make adequate provision for the payment, satisfaction or discharge thereof;
(4) terminate its contracts and agreements with its investment advisors, custodian, depositaries, transfer agent and dividend paying agent;
(5) distribute the funds received from the sale of its assets, after payment of its debts, liabilities and obligations, to the holders of its Common Stock, pro rata;
(6) take such action as is necessary to terminate its registration as a registered investment company under the Investment Company Act of 1940;
(7) file Articles of Dissolution with the Secretary of State of Texas;
(8) comply with any filing requirements of the Securities and Exchange Commission for so long as it is required to do so; and
(9) make any required ongoing tax and other regulatory filings.
After approval of the Plan by shareholders, the Board of Directors may take such actions as it deems necessary or appropriate in furtherance of the dissolution of the Company and winding up of its affairs, including, but not limited to, those listed above.
The Plan provides that the Board of Directors, in their sole discretion, without further approval, consent or other action by the Company’s shareholders, may (i) sell, transfer and deliver any and all of the Company’s assets and determine and fix all terms and conditions and the consideration received by the Company for the sale of such assets, (ii) pay, discharge, and satisfy all of the Company’s debts, liabilities and obligations upon such terms and conditions as the Board determines, or make adequate provision for their payment, satisfaction or discharge; (iii) make distributions to the Company’s shareholders, at such times and amounts as the Board determines of the Company’s net assets after the sale of such assets and payment and discharge of its debts and obligations, including any fees and expenses incurred in connection with the preparation and implementation of the Plan and dissolution of the Company, (iv) complete the dissolution of the Company under the laws of Texas as contemplated by the Plan, (v) deregister the Company as a registered investment company under the Investment Company Act of 1940; and (vi) comply with any laws, statutes, rules and regulations of any government authority necessary for the complete dissolution of the Company.
Under the Plan, the Board of Directors may retain such attorneys, accounting firms, investment advisors, brokers and other firms as it, in its sole discretion, deems necessary or advisable to carry out the complete dissolution of the Company and fix the amount of compensation payable to each such attorneys, accounting firms, investment advisors, brokers and other firms, which by adoption of the Plan by shareholders, the shareholders approve and consent to.
As of March 31, 2009, the Company had $16,471,225 of cash and cash equilivants, accrued dividends and interest receivables, and marketable securities with liabilities of $22,064. In addition to satisfying those liabilities, the Company may incur additional liabilities during the next few months for the following:
(1) ongoing operating and administrative expenses;
(2) expenses incurred in connection with the Company’s liquidation and dissolution; including professional, legal, accounting fees and escheatment laws.

At the present time the Company is not able to predict if the assets shown on its balance sheet at March 31, 2009 can be sold at the values indicated on such balance sheet due to the uncertainty of market and economic conditions. However, the Company currently estimates the total amount distributed to its shareholders will be between $13.21 and $13.47 per share of Common Stock, based on the following assumptions and computation:
1. Estimated Expenses

	Estimated Expenses
	Aggregate	Per Share
	Amounts	Amounts (1)
Ongoing operating and administrative expenses, including investment advisory fees, custodian fees, director fees and legal and professional fees	$154,200	$0.13

Expenses incurred in connection with liquidation and dissolution, including special meeting of shareholders, reproduction and mailing proxy material, legal and professional fees	92,000	0.08

Total Expenses	246,200	0.21

Contingency Reserve	40,000	0.03

Total Estimated Expenses and Reserve	286,200	0.24

2. Estimated Assets

Range of Estimated Assets
Per Share (1)
Aggregate Amounts	Amounts

16,167,049 - 16,471,225	13.45 - 13.71
3. Estimated Distributions

Range of Estimated Net Distributions
Per Share
	Aggregate Amounts	Amounts (1)
Estimated Total Assets	$16,167,049 - 16,471,225	13.45 - 13.71
Estimated Expenses and Reserve (2)	286,200 - 286,200	0.24 - 0.24

Estimated Net Distributions	$15,880,849 - 16,185,025	13.21 - 13.47

(1)	Based on aggregate of 1,201,768 shares.

(2)	To the extent not necessary to fund any expenses or liabilities, the amount remaining of any Contingency Reserve will be available for distribution to shareholders.
The range of $13.21 to $13.47 per share is the Company’s best estimate of the amount of cash that will be available for distribution to shareholders following the liquidation of its assets and satisfaction of its debts and liabilities, including the expenses incurred in connection with the dissolution of the Company. Although it is presently estimated that substantially all of the Company’s net liquidation proceeds, after satisfaction of its debts and liabilities, will be distributed to shareholders within four months after the date of the shareholders meeting approving the dissolution and adoption of the Plan, the Company can not predict the amount or time of any distribution to its shareholders due to the time that will be required to sell its assets and satisfy its debts and liabilities. To the extent that the amount the Company receives from the sale of its assets is less than the Company estimates or the amount required to discharge and satisfy its debts and liabilities is greater than estimated by the Company, including any amounts incurred in connection with the liquidation and dissolution of the Company, the Company’s shareholders may receive substantially less than the Company anticipates will be distributed to them as reflected in the above tables.
The Board of Directors has unanimously recommended the dissolution of the Company and the adoption of the Plan and has unanimously recommended that shareholders vote FOR the dissolution and adoption of the Plan.
The Walls family who owned an aggregate of 90.58% of the shares of the Company’s outstanding Common Stock have advised the Company that they will vote all of their shares FOR the dissolution of the Company and the adoption of the Plan, thereby assuring the approval of the dissolution and the adoption of the Plan by the shareholders.

RISK FACTORS TO BE CONSIDERED IN CONNECTION WITH
THE DISSOLUTION AND ADOPTION OF THE PLAN
There are a number of factors that shareholders should consider when deciding to vote for approval of the Company’s dissolution and adoption of the Plan. These factors include those set forth below.
The Company may not meet its anticipated timing for liquidation and dissolution.
Following the meeting of shareholders of the Company approving the Company’s dissolution and adoption of the Plan, the Company intends to begin the sale of its assets for cash and the payment of its debts and liabilities. After paying all of its known debts and obligations, the Board may establish a Contingency Reserve to cover unknown liabilities, although the Company is not aware of any such liabilities at this time.
In the event the Board establishes a Contingency Reserve, the amount of such Reserve will not be distributed to shareholders until such time as the Board of Directors deems appropriate. This and other factors that might cause a delay in the Company’s estimated timetable include:
Delays in the sale of the Company’s assets;
Unanticipated lawsuits or other claims against the Company and/or its directors;
Unanticipated legal, regulatory or administrative requirements; and
Delays in settling its debts and obligations.
The Company cannot determine with certainty the amount and time of distributions to its shareholders.
The Company cannot accurately at this time determine the amount and time of any distributions that will be made to shareholders pursuant to the Plan. The determination of such amount will depend on a number of factors, including, but not limited to, the actual amount of cash proceeds received from the sale of its assets, and the exact amount required to settle its debts, liabilities and obligations, as well as the resolution of any unknown liabilities, and other factors.
The Company may not be able to settle all of its obligations to creditors.
The Company has current obligations to its creditors, including, fees to its investment advisers, fees to its custodian, transfer agent and dividend paying agent, as well as for administrative expenses. The Company’s estimate of total distributions to shareholders takes into account all of its known obligations and the Company’s best estimate of the amount required to satisfy such obligations. However, no assurance can be given that the Company will be able to settle all of those obligations for the amounts it has estimated for the purpose of calculating the amount of distributions to be made to its shareholders. If the Company is unable to reach agreement with a creditor as to the amount of an obligation, the creditor may institute a lawsuit against the Company. The amounts required to settle these obligations and to defend any such lawsuits that are in excess of the estimated amounts the Company presently has made to satisfy the obligations will result in smaller distributions to shareholders than those the Company presently estimates.
The Company will continue to incur expenses which may reduce the amount available for distribution to shareholders.
Until its dissolution, the Company will continue to operate in connection with its liquidation and dissolution and will incur claims and liabilities for expenses, such as, franchise taxes, legal, accounting and administrative fees and miscellaneous office expenses. While the Company has estimated the amount of these expenses required for the period following the shareholders meeting until the time of its complete dissolution under the laws of Texas according to its estimated timetable, any delay in that time table for whatever reason will increase the amount of time the Company is required to operate and incur those expenses referred to above which may reduce the amount available for distribution to shareholders.
The Company will continue to incur expenses of complying with federal securities laws.
The Company currently complies with the applicable requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Exchange Act of 1934, as amended (the “1934 Act”). Until such time as the Company’s registration under the 1940 Act is terminated, the Company will be required to comply with the requirements of the 1940 Act and the 1934 Act and incur expenses in connection therewith. The Company intends to file with the Securities and Exchange Commission (the “SEC”) an application to deregister its registration under the 1940 Act as soon as the Board of Directors deems it advisable. If the SEC does not accept the Company’s application for deregistration, the Company will continue to comply with the 1940 Act and the 1934 Act and intends to take such other action as may be necessary to terminate its registration under the 1940 Act.
Shareholders may be liable to the Company’s creditors if the Company’s reserve for payment to creditors is inadequate.
After the Company has liquidated its assets for cash, paid, discharged and satisfied its debts, liabilities and obligations to its creditors, or made adequate provision for the payment, satisfaction or discharge thereof, and distributed its net remaining assets to its shareholders, the Company will file with the Secretary of State of Texas Articles of Dissolution. Upon the Secretary of State issuing a Certificate of Dissolution, the existence of the Company will cease and the Company will be dissolved. Although the legal effect of the issuance of the Certificate of Dissolution will be to dissolve the Company and terminate its corporate existence, pursuant to Texas law, the Company will continue to exist solely as a non-operating entity for a period of three years from the date of its dissolution for the purpose, (1) prosecuting and defending lawsuits or other proceedings by or against the Company; (2) permitting the survival of any existing claim by or against the Company; (3) holding title and liquidating any assets remaining in the Company and distributing any of such assets to shareholders; and (4) settling any other affairs not completed before the Company’s dissolution.
The Plan provides that the Board of Directors may establish a Contingency Reserve out of the Company’s assets for the payment of the Company’s liabilities and expenses in such amount and for such period of time, not to exceed three years from the date the Company is dissolved, as the Board of Directors may in its sole discretion determine. If after the Company has distributed all of its assets to shareholders, and the Board has not established a Contingency Reserve, of if it has established such a Reserve that is inadequate to pay the liabilities and expenses to the Company’s creditors, a creditor might sue one or more shareholders who could be held liable for the payment of some or all of such liabilities and expenses, with each shareholder being held liable for up to an amount equal to the aggregate amount the shareholder has received in liquidating distributions from the Company in its dissolution. In such event, the net distributions a shareholder receives could be substantially less than that estimated by the Company. See subheading “Contingency Reserve and Potential Liability of Shareholders” under “Principal Provisions of the Plan” herein.
Shareholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from the Company.
As a result of the Company’s liquidation and dissolution, for federal income tax purposes, shareholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash distributed to them in dissolution of the Company, and (2) their tax basis in the shares of the Company’s Common Stock owned by them. Generally, a shareholder may only recognize a loss for federal income tax purposes in the year the shareholder has received a final distribution from the Company. While the Company’s estimated timetable calls for its complete dissolution during calendar 2009, the dissolution may not be completed until a subsequent year which could be three years or more after the Company’s dissolution.
See “Certain Federal Income Tax Consequences” herein. Shareholders are urged to consult their tax advisers as to the tax consequences that may be applicable to them in connection with the liquidation and dissolution of the Company.
Recordation of transfers of the common stock on the transfer books of the Company will be restricted on the Effective Date of the Plan and distributions will be made to the shareholders of record on the Effective Date of the Plan.
Recordation of transfers of the Common Stock on the Company’s transfer books will cease on the Effective Date of the Plan (which is the date the Plan receives the affirmative vote of the holders of at least two thirds of the Company’s outstanding stock) and thereafter the only transfers that will be recorded on the Company’s books will be by will, instate succession or operation of law.
Distributions made by the Company pursuant to the Plan will only be made to shareholders of record as of the close of business on the Effective Date of the Plan, except as may be necessary to reflect subsequent transfers on the Company’s books as the result of assignments by will, intestate succession or operation of law.
After the date the Secretary of State of Texas issues a Certificate of Dissolution for the Company, the Common Stock will be treated as no longer outstanding, and holders of the Common Stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to the Plan.
As a condition to the receipt of any distribution pursuant to the Plan, the Board may require, in its absolute discretion, that shareholders (i) surrender to the Company their certificates evidencing the shares of Common Stock owned by them, or (ii) furnish the Company with evidence satisfactory to it of the loss, theft or destruction of such certificates, together with such surety bond or security or indemnity as may be required by the Board of Directors.
REASONS FOR THE DISSOLUTION AND ADOPTION OF THE PLAN
In reaching its decision to recommend to the shareholders approval of the Company’s liquidation and dissolution and the adoption of the Plan, the Board consider, among other things, the substantial increase in the Company’s expenses in recent years.
While the Company has tried to reduce its expenses without impairing or curtailing the efficiency of its operations, these expenses have been increasing steadily over the past few years. For example, in fiscal 2000, the Company’s expenses as a percentage of its investment income was 18.3% compared to fiscal 2008 when such expenses amounted to 32.8% of investment income, with more than half of those expenses not directly related to the production of investment income, namely expenses other than fees and expenses paid to its investment advisers.
Furthermore, there has been an increase in the percentage of the Company’s expenses to its net assets caused not only by the increase in expenses but also by a lower amount of the Company’s net assets. This lower amount of net assets is attributable to a decrease in the amount of the Company’s total assets due to lower market values of the securities in the Company’s investment portfolio which has resulted from recent conditions in the financial markets.
One reason for this increase has been those expenses incurred in order to comply with the additional reporting requirements imposed by recent legislation, such as the Sarbanes-Oxley Act of 2002. In addition, the Company’s expenses will continue to increase in order to comply with the SEC’s recently adopted rules relating to the solicitation of proxies which require the availability of proxy materials and voting through secure Internet website services. The Company’s initial estimates are that these new rules will increase the Company’s non-investment income related expenses, those expenses of preparing and distributing its proxy material to shareholders, by as much as $10,000 annually.
The Board considers the percentages to its investment income and to its net assets to be unacceptable and not in the best interest of the Company and its shareholders. The Board believes that its shareholders may be able to invest the cash distributions they receive as a result of the Company’s dissolution more efficiently in order to obtain a better return on their investments, with more net income, than their present investment in the Company’s Common Stock. This was a substantial factor the Board considered for its conclusion to recommend that its shareholders approve the Company’s dissolution and the adoption of the Plan.
Another reason for the Board’s recommendation to dissolve the Company and adopt the Plan was that there is no viable market for the Company’s Common Stock making it extremely difficult for its shareholders to sell their shares if they choose to do so.
The Board considered the fact that the Common Stock is not listed on any stock exchange nor are transactions in the Common Stock reported on NASDAQ. While the Company has been advised from time to time by the Pink Sheets Electronic Quotation Service, whose address is 304 Hudson Street, Second Floor, New York, NY 10013, of bid and asked prices for the stock in the Non-NASDAQ “over-the-counter market”, these quotations can not be deemed to constitute an “established public trading market” for the Common Stock and reflect inter-dealer prices without adjustments for retail mark-ups, mark-downs or commissions and may not represent actual transactions.
Accordingly, there is a negligible or very limited “float” for the Company’s stock and its shares are rarely traded. In several instances, the Company has been contacted by a shareholder asking the Company to buy his shares which the Company has a policy of not doing. Thus, the shareholder must try to find a broker or some other person to purchase his shares. In this event, the shareholder must seek to sell his shares in the Non-NASDAQ “over-the-counter market” at prices which are usually on a “work-out” basis and most probably at a considerable discount to the net asset value of the shares.
Based on the foregoing, the Board concluded that since there was no ready market for the Company’s Common Stock available to its shareholders to sell their shares, the Company’s shareholders were denied the liquidity of selling their shares, one of the primary reasons for owning stock in a publically held company. Therefore, the Board concluded that it was in the best interest of the shareholders to dissolve the Company and distribute its net assets which would allow the shareholders to determine how to invest the resulting cash distributions from the dissolution rather than being “locked-in” to a non-liquid asset.

SELECTED FINANCIAL DATA
The following table sets forth selected financial and operating data of the Company as of and for each of the last five years ended December 31, 2008 and for the three months ended March 31, 2009. The financial data was derived from the Company’s historical financial statements and should not be construed as indicative of future performance of the Company. The financial data set forth below should be read with the Company’s Annual Report for the year ended December 31, 2008 and the Company’s unaudited financial statements for the three months ended March 31, 2009 which are attached to this Proxy Statement as Appendix B and Appendix C, respectively, and are incorporated herein by such reference.

	Three Months
	Ended 3/31/09	Year Ended December 31
	Unaudited	2008	2007	2006	2005	2004

Per Share Data

Investment income	$0.13	$0.55	$0.66	$0.66	$0.64	$0.65

Expenses	(0.06)	(0.18)	(0.20)	(0.21)	(0.17)	(0.16)

Net investment income	0.07	0.37	0.46	0.45	0.47	0.49

Net realized and unrealized gains (losses) on investments	(0.52)	(2.18)	0.50	1.19	0.72	0.97
Dividends from net investment income	(0.11)	(0.26)	(0.56)	(0.60)	(0.46)	(0.49)
Distributions from net realized long-term gains on securities	—	—	(1.52)	(0.96)	(0.37)	—

Net increase (decrease in net asset value	(0.56)	(2.07)	(1.12)	0.08	0.36	0.97
Net asset value:
Beginning of period	14.25	16.32	17.44	17.36	17.00	16.03

End of period	$13.69	$14.25	$16.32	$17.44	$17.36	$17.00

Total return	-3.16%	-11.08%	5.50%	9.49%	7.00%	9.12%

Ratios

Net assets, end of period (000)	$16,449	$17,131	$19,615	$20,962	$20,860	$20,428

Expenses to average net assets	0.40%	1.19%	1.10%	1.16%	1.00%	0.99%
Investment income from operations to average net assets	0.93%	3.62%	3.66%	3.70%	3.72%	4.00%

Portfolio turnover	28.82%	26.02%	31.68%	30.30%	31.42%	36.28%

Average shares outstanding	1,201,768	1,201,768	1,201,768	1,201,768	1,201,768	1,201,768

PRINCIPAL PROVISIONS OF THE PLAN
General
At its meeting on April 21, 2009, the Board of Directors, after considering several factors, came to the conclusion that it was in the best interest of the shareholders to dissolve the Company. After reaching this conclusion, the Board adopted resolutions recommending to the shareholders that they consider and vote FOR the dissolution of the Company and adopting the Plan at a special meeting of shareholders called for that purpose. This Proxy Statement is furnished for that special meeting of shareholders.
The Board also considered a time schedule for the winding up of the Company’s affairs and its dissolution. In this connection, it considered the fact that substantially all of the Company’s assets consist of cash or cash equivalents and securities for which there is a market and also the fact that the Company has a limited number of creditors. With this in mind the Board estimated that the Company’s assets could be sold and its creditors paid in a relatively short period of time. The Board estimates that the Company should be able to liquidate is assets, pay its debts and satisfy its other obligations, and make distributions to its shareholders within four months after the shareholders approve the dissolution and the Plan. However, this time schedule may not be met and may take longer due to current market and economic conditions which would delay the timing of any distribution to shareholders. In addition, if the Board establishes a cash Contingency Reserve for the payment and satisfaction of any unknown claims against the Company, which it is authorized to do under the Plan, it could also delay the timing of such distributions to shareholders.

The following description of the Plan is qualified by reference to the Plan itself which is attached to this Proxy Statement as Appendix A.
Adoption of the Plan and its Effective Date
The Plan must be adopted by the shareholders at a meeting of shareholders specifically called and held for the purpose of considering the advisability of dissolving the Company and adopting the Plan. If at the meeting to be held on July 21, 2009, the affirmative vote of the holders of at least two thirds of the outstanding shares of the Company’s Common Stock approve a resolution to dissolve the Company and adopt the Plan, the Plan shall become effective at that time and is herein referred to as the “Effective Date of the Plan”.
Liquidation and Winding Up Period
After the Effective Date of the Plan, the Company will (1) cease all of its business activities, including the investing, reinvesting and trading in securities, except as may be necessary for the sale of its assets and winding up of its business affairs; (2) as promptly as feasible sell and convert to cash all of the Company’s assets; (3) notify in writing all known creditors of its intention to dissolve; (4) pay all of its debts, liabilities and obligations, or make adequate provision for their payment, satisfaction or discharge; and (5) distribute to the shareholders of Common Stock the funds remaining from the sale of its assets after the payment of all of its debts, liabilities and obligations.
Directors and Officers
Those persons holding office as directors and officers of the Company on the Effective Date of the Plan will continue to hold their respective offices as directors and officers until the date the Company is dissolved by the Secretary of State of Texas, unless prior thereto a director or officer resigns or is removed from office in which case the Board of Directors may appoint a successor to fill the vacancy created by such resignation or removal.
Authority of the Board of Directors
The approval of the Plan by the Company’s shareholders constitutes full and complete authority to the Company’s Board of Directors, without any further approval, consent or other action by the shareholders, to do any and all things, and perform any and all acts, as may be necessary or reasonably required to carry out the Plan and dissolve the Company, including, but not limited to, (i) the sale and delivery of all assets of the Company and to determine and fix the terms and conditions and consideration received by the Company for the sale of such assets; (ii) the payment, discharge and satisfaction of the Company’s debts, liabilities and obligations upon such terms and conditions as the Board determines; (iii) the distribution to the Company’s shareholders of the net assets of the Company after the sale of its assets and the payment and discharge of its debts and obligations; (iv) the deregistration of the Company as an investment company under the Investment Company Act of 1940; and (v) compliance with any laws, statutes, rules and regulations of any governmental authority required or necessary to be taken to complete the dissolution of the Company.
The Plan also gives full power and authority to the Board to authorize its officers or other persons it may appoint to execute and deliver on behalf of the Company such documents as may be required or advisable to effect the sale of the Company’s assets, the payment and satisfaction of its debts, liabilities and obligations and the distribution of its net assets to the Company’s shareholders. In addition, the Board may retain such attorneys, accounting firms, investment advisers, brokerage firms and other firms as it in its sole discretion deems necessary or appropriate to carry out the Company’s dissolution and to fix the compensation payable to such attorneys, accounting firms, investment advisers, brokerage firms, and other firms, which by the adoption of the Plan the Company’s shareholders approve and consent to.
Indemnification
Pursuant to the Plan, the Company will continue to indemnify its officers and directors in accordance with its Bylaws and laws of Texas for any actions taken by them in connection with the Plan and winding up of the Company’s business and affairs, including any actions taken by them during the three year period following the Company’s dissolution.
Liquidating Distributions
The Plan provides that the Company will close its stock transfer books at the close of business on the Effective Date of the Plan (anticipated to be July 21, 2009) and thereafter the only transfers that will be recorded on the Company’s transfer books will be by will, intestate succession or operation of law.

Under the Plan, the Company may make distributions to its shareholders at such time or times and in such amount or amounts as the Board of Directors in its sole discretion may determine. The distributions will be made only to shareholders of record at the close of business on the Effective Date of the Plan with the exception of such transfers that may occur by will, intestate succession or operation of law. All of the distributions to shareholders will be made pro rata in accordance with the number of shares held of record by them at the close of business on the Effective Date of the Plan; provided that a distribution that liquidates all of the Company’s remaining cash assets may be made only if all known debts, liabilities and obligations have been paid, discharged and satisfied, including all costs and expenses incurred in connection with the sale of its assets and the Company’s dissolution.
Sale of Assets and Payment of Debts and Obligations
The Plan gives the Board of Directors the full and complete authority to sell any and all of the Company’s assets for cash upon such terms and conditions and for such consideration received by the Company as the Board in its sole discretion may approve. After approval of the dissolution and adoption of the Plan by the shareholders, the Company, pursuant to the provisions of Texas law, will give written notice to all of its known creditors and claimants of its intention to dissolve and will begin the process of paying its debts and satisfying its obligations. In this connection, the Company has separate agreements with each of its two investment advisers, Voyageur Asset Management Inc. and Westwood Management Corp. These agreements provide for fees based upon a percentage of the appraised value of that portion of the Company’s investment portfolio for which they act as investment adviser, payable quarterly in arrears, and may be terminated by the Company on not more than sixty day written notice without penalty upon the payment of the fee pro rata for the portion of the quarter they have served as an investment adviser to the Company. The Company also has contracts with its Custodian, Westwood Trust, and also with its Stock Transfer and Dividend Paying Agent, Securities Transfer Corporation. Both the contracts between the Company and Westwood Trust and Securities Transfer Corporation may be terminated by the Company upon 30 days written notice prior to the date of termination without penalty but with the reimbursement of expenses incurred by them prior to termination and also any expenses incurred by them associated or in connection with termination. It is anticipated that both contracts with the Custodian and Stock Transfer and Dividend Paying Agent will not be terminated until after the Company makes its final distribution to shareholders pursuant to the Plan.
Cancellation of Shares and Stock Certificates
The distributions to shareholders pursuant to the Plan shall be in complete cancellation of all outstanding shares of the Company’s Common Stock. From and after the date the Certificate of Dissolution of the Company is issued by the Secretary of State of Texas, the Common Stock will be treated as no longer outstanding and each holder of the Common Stock shall cease to have any rights in respect thereof, except the right to receive distributions under the Plan.
As a condition to the receipt of any distribution to the Company’s shareholders, the Board, in its absolute discretion, may require shareholders to (i) surrender to the Company the certificates evidencing the shares of the Common Stock owned by them, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as the Board of Directors may require.
Contingency Reserve and Potential Liability of Shareholders
Under the provisions of the Texas Business Corporation Act, the Company is required in connection with its dissolution to pay, discharge and satisfy, or make adequate provision for the payment of its debts, liabilities and obligations. After the Effective Date of the Plan, the Company will pay all of its debts, liabilities and obligations known to it, and, thereafter, may set aside a cash Contingency Reserve that the Board of Directors believes to be adequate for the payment and satisfaction of claims that are not known to the Company at this time or have not yet arisen. The Company has no reason to believe that there are any unknown claims against it and is unable to provide an exact amount of any Contingency Reserve that may be required, if any, but any such amount will be deducted before the determination of the amounts available for distribution to shareholders.
The actual amount of any Contingency Reserve will be based upon estimates of any expenses the Company may incur before its dissolution, including legal and accounting fees, administrative expenses, escheat laws and taxes. If after the Company has distributed all of its net assets to its shareholders, and the Board of Directors has not established a Contingency Reserve, or if it has established such a Reserve that is inadequate to pay any liabilities and expenses to creditors of the Company whose claims against the Company (i) were incurred before its dissolution which are not otherwise barred by limitations and, (ii) any contractual obligations incurred by the Company after its dissolution, a creditor might sue one or more shareholders who could be held liable for the payment of some or all of such liabilities or expenses, with each shareholder being held liable up to an amount equal to, but not in excess of, the aggregate amount the shareholder has received in liquidating distributions in the Company’s dissolution. In such event, the amount of distribution received by the shareholder could be reduced or even eliminated. A shareholder who has been held to be liable for the payment of any such liabilities or expenses may be able to seek contribution from other shareholders who did not pay their proportionate part of such liabilities or expenses for their pro rata share thereof. If the Company establishes a Contingency Reserve, the Board may distribute to shareholders at any time so much of the Reserve it deems no longer to be required.
Revocation of the Plan
If at any time prior to the issuance of a Certificate of Dissolution, the Board of Directors adopts a resolution recommending the question of revocation of the Company’s dissolution and the Plan and calls a meeting of shareholders to consider such question at which meeting the question of revocation receives the vote of the holders of at least two thirds of the shares of the outstanding Common Stock, the dissolution of the Company shall be revoked and the Plan terminated. In this event, the Company will immediately cease any acts or actions for its dissolution and to the extent possible rescind any acts or actions taken by it to dissolve and liquidate its assets.
Deregistration under the Investment Company Act of 1940
The Company will file with the Securities and Exchange Commission at such time after the Effective Date of the Plan as the Board deems appropriate an application for an order declaring it is no longer an investment company under the provisions of the Investment Company Act of 1940.
Filing Articles of Dissolution
Upon compliance with Texas law, the Company will file with the Secretary of State of Texas Articles of Dissolution with the request that a Certificate of Dissolution be issued to its representative.
Other Action
The Company will file such other forms and reports as may be necessary or appropriate in connection with its dissolution, including those required by the Internal Revenue Code and the United States Treasury.
Absence of Appraisal Rights
Under Texas law, shareholders are not entitled to appraisal rights for their shares of Common Stock in connection with the Company’s dissolution.
STOCK OWNERSHIP OF DIRECTORS AND OFFICERS
The following table sets forth the number of shares of the Company’s Common Stock beneficially owned by each director and all directors and officers as a group as of May 22, 2009. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner’s name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

	Amount and Nature of		Percent
Name of Beneficial Owner	Beneficial Ownership		of Class
Interested Persons*
Nancy Walls Devaney	472,251	(a)	39.30%
George S. Walls, Jr.	390,252	(b)	32.47%
Martha Walls Murdoch	226,083	(c)	18.81%

Not Interested Persons
Joseph A. Monteleone	15		—
Steve Sikes	None		—
Roland W. Walden	4,420		0.37%
Tolbert F. Yater, III	1,400		0.12%

All officers and directors as a group (8 persons)	1,094,421		91.07%

*	George S. Walls, Jr. and his sisters, Martha Walls Murdoch and Nancy Walls Devaney may be deemed to be “interested persons” as that term is defined in Section 2(a)(19) of the Investment Act of 1940 and “parents” as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of the Company’s Common Stock and their family relationship.

(a)	Includes (i) 5,500 shares owned by the husband of Mrs. Devaney; (ii) 219,892 shares held by nine separate trusts for the benefit of the children of Mrs Devaney who is the sole trustee of each of such trusts; (iii) 2,500 shares held in trust for the benefit of a grandchild of Mrs. Devaney; and (iv) 25,275 shares owned by three children of Mrs. Devaney; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to in this note (a).

(b)	Includes (i) 5,225 shares owned by Mr. Walls’ wife; (ii) 143,585 shares owned by six separate trusts for the benefit of Mr. Walls’ children of which he is the sole trustee; and (iii) 19,850 shares owned by two children of Mr. Walls; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (b).

(c)	Includes, 4,500 shares owned by the Mrs. Murdoch’s husband.
Members of the Walls family who own 90.58% of the Company’s Common Stock have advised the Company that they will vote FOR the dissolution of the Company and the adoption of the Plan. In addition, those members of the Board who are not members of the Walls family who own 5,835 shares of the Common Stock of the Company have indicated that they will vote FOR the dissolution and the Plan’s adoption.
HISTORY OF THE COMPANY AND ITS BUSINESS
The Company was originally incorporated in 1946 under the name of Walls Manufacturing Company, Inc. (“Walls”) to engage in the business of designing, manufacturing and marketing apparel. In 1968, in contemplation of a public offering of its securities, two of its subsidiaries, Walls of Texas, Inc. and Clif-Tex Manufacturing Company, Inc. were merged into Walls and the company’s name was changed to Walls Industries, Inc. (“Walls Industries”). A public offering of Walls Industries common stock was made in 1969 at an offering price of $8.00 per share.
In 1978, Walls Industries, with approval of its shareholders, sold all of its apparel manufacturing assets and business, subject to liabilities, for the cash amount of $12.00 per share and simultaneously changed its name to Samarnan Investment Corporation (the “Company”). As a result of this transaction, the Company’s only assets consisted of cash or cash equivalents.
In January 1979, the Company registered as a closed-end diversified investment management company under the Investment Company Act of 1940 (the “1940 Act”). Its original investment policy at that time was to invest exclusively in tax-exempt municipal bonds with the primary investment objective of providing the Company and its shareholders with current income, capital appreciation being a minor investment objective.
In April 1998, the Company’s shareholders approved a change in the Company’s investment policy to permit it to invest up to 49% of its total assets in equity securities with the remaining 51% continuing to be invested in tax-exempt municipal bonds. The primary investment objective for this change in investment policy was to afford a portion of the Company’s portfolio more flexibility in the selection of investments for the primary investment objective of capital appreciation with current income being of secondary importance.
As a registered investment company under the 1940 Act, the Company could qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and regulations thereunder (the “Code”) so long as it met certain requirements specified in the Code. The Company has met these requirements in each of its fiscal years since its registration under the 1940 Act. As a “regulated investment company”, if during its fiscal year, the Company distributes to its shareholders as dividends at least 90% of its investment income, that income would have the same characteristics to its shareholders for federal income tax purposes as the income was received by the Company, to wit; tax-exempt interest income, taxable dividend income, and capital gains income. So long as the Company distributes at least 100% of its dividend income, tax-exempt interest income, and capital gains income, the Company would not be required to pay federal income taxes.
As of March 31, 2009 the Company’s total assets were $16,471,225 and its portfolio consisted of $5,032,502 (30.6%) of equity securities with the remaining amount of $10,139,222 (61.6%) consisting of tax-exempt securities.

DISSOLUTION UNDER TEXAS LAW
Article 6.03 of the Texas Business Corporation Act (“the TBCA”) provides that a corporation may be voluntarily dissolved by (1) its board of directors adopting a resolution recommending that the corporation be dissolved and directing that the question be submitted to a vote at a meeting of shareholders, which may be either an annual meeting or a special meeting; and (2) at such meeting of shareholders a vote shall be taken on a resolution to dissolve the corporation, which shall be adopted by the shareholders on receiving an affirmative vote of the holders of at least two thirds of the corporation’s outstanding shares entitled to vote thereon.
Following such approval by the shareholders, Article 6.04 of the TBCA provides, the corporation shall (1) cease to carry on its business, except as may be necessary for the winding up of its affairs; (2) give written notice, by registered or certified mail, of its intention to dissolve, mailed to each known claimant against it; (3) collect its assets and discharge all its debts, liabilities and obligations, or make adequate provision for their payment, satisfaction or discharge, and any other acts required to liquidate the business and affairs, except that if the properties and assets are not sufficient to pay, satisfy, or discharge all of the corporation’s debts, liabilities, and obligations, the corporation shall apply its properties and assets so far as they may go to the just and equitable payment, satisfaction or discharge of its debts, liabilities, and obligations of make adequate provision for such application; and (4) after paying, satisfying or discharging all of its debts, liabilities and obligations, or making adequate provision for the payment, satisfaction or discharge thereof, distribute the remainder of its properties and assets, either in cash or kind, to its shareholders according to their respective interests.
Articles 6.06 and 6.07 of the TBCA provide that after completion of the foregoing acts and matters, the corporation shall file with the Secretary of State of Texas, Articles of Dissolution and the Secretary of State, after determining that such Articles conform to law and receiving a certificate from the Comptroller of Public Accounts of Texas that all taxes administered by the Comptroller have been paid, shall issue a Certificate of Dissolution of the corporation, at which time the existence fo the corporation shall cease, except as described below.
Notwithstanding its dissolution, Article 7.12 of the TBCA provides that a dissolved corporation’s existence shall continue for a period of three years from the date of its dissolution only for the following purposes: (1) prosecuting or defending any action or proceeding by or against it; (2) permitting the survival of any existing claim by or against it; (3) holding title to and liquidating any property or assets that remain in the dissolved corporation after its dissolution and after applying such property and assets to the payment, satisfaction and discharge of any remaining debts, liabilities and obligations of the dissolved corporation, distributing to shareholders of the dissolved corporation pro rata any of such remaining assets; and (4) settling any other affairs not completed before the dissolution of the dissolved corporation.
During this three year period, the members of the dissolved corporation’s board of directors serving at the time of its dissolution, or a majority of them then living, or their successors selected by them, shall continue the affairs of the dissolved corporation but only for the limited purposes set forth above, and shall have the powers necessary to accomplish those purposes. In exercising those powers, the directors shall have the same duties to the dissolved corporation that they had immediately prior to the dissolution and shall be liable to the dissolved corporation for actions taken by them after dissolution to the same extent that they would have been liable had those actions been taken by them prior to the dissolution.
A corporation shall not be liable for any claim other than an existing claim. An existing claim is (1) a claim that existed before the corporation’s dissolution and is not otherwise barred by limitations, or (2) a contractual obligation incurred after the dissolution. An existing claim against a dissolved corporation shall be extinguished unless an action or proceeding on such existing claim is brought before the expiration of the three-year period following the date of the corporation’s dissolution. If an action or proceeding on an existing claim against the dissolved corporation is brought before the expiration of the three-year period following the date of its dissolution and such existing claim was not rejected or settled by the dissolved corporation in accordance with the provisions of the TBCA, the dissolved corporation shall continue to survive for the purposes of (1) that action or proceeding until all judgments, orders and decrees therein have been fully executed, and (2) distributing any remaining assets of the dissolved corporation.
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following discussion is a general summary of the material U.S. federal income tax consequences of the Plan to the Company and its shareholders, but does not purport to be a complete analysis of all the potential tax effects. Tax considerations applicable to particular shareholders will depend on the shareholder’s individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of shareholders subject to special treatment under federal income tax laws (such as securities dealers, banks, insurance companies, tax-exempt organizations, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Department of the Treasury regulations, rulings and the Internal Revenue Service (the “IRS”), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Company will liquidate substantially in accordance with the Plan.
Liquidation distributions pursuant to the Plan may occur at various times and in more than one tax year. The Company can give no assurance that the tax treatment described herein will remain unchanged at the time of such distributions. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan, and the Company will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences prove not to be as anticipated and described herein, the result could be increased taxation at the corporate or shareholder level.
Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them in connection with the Plan and the dissolution of the Company, including tax return reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.
Consequences to the Company
The Company intends to maintain its registration as a closed-end diversified investment management company under the Investment Act of 1940 (the “1940 Act”) until such time as the Secretary of State of Texas issues a Certificate of Dissolution for the Company. As an investment company registered under the 1940 Act, the Company will qualify as a “regulated investment company” under Subchapter M of the Code if it maintains its registration under the 1940 Act for the entire fiscal year and distributes to its shareholders as dividends at least 90% of its net investment income during the fiscal year which is (1) tax-exempt interest income; (2) taxable dividend income; and (3) short-term capital gains income. The Company intends to distribute to its shareholders as dividends 100% of its net investment income during any fiscal year.
Section 851 of the Code provides that in order for the Company to “pass through” to its shareholders its net investment income in the same character it was received by the Company; to wit (1) tax-exempt interest; (2) taxable dividends; and (3) short-term and long-term capital gains or losses, at least 50% of the Company’s total assets at the close of each quarter of its taxable year must consist of cash and cash items (including receivables), Government securities and securities of other investment companies.
Section 852 of the Code provides that if at the close of each quarter of the Company’s taxable year at least 50% of the Company’s total assets consist of obligations described in Section 103 of the Code (tax-exempt securities), the Company may “pass through” to its shareholders as dividends the tax-exempt interest it receives which the shareholders may report for federal income tax purposes as being tax-exempt. The Company intends to distribute 100% of its net investment income and capital gains income to its shareholders as dividends in each of its taxable years and to notify by written notice to its shareholders the amount of tax-exempt interest that was distributed to them as dividends.
Assuming the Company meets all of the requirements referred to above in any fiscal year, the Company would not be subject to any federal corporate income tax liability for that fiscal year.
If the Company does not maintain its registration under the 1940 Act after the shareholders approve of the dissolution and adopt the Plan and prior to the time it is issued a Certificate of Dissolution by the Secretary of State of Texas, the Company may be subject to U.S. federal income tax on any taxable income, such as taxable interest and dividend income, gain from the sale of assets or income from any ongoing operations. Since the Company intends to make only cash liquidation distributions, the Company should not recognize gain or loss on the liquidation distribution to shareholders pursuant to the Plan. Accordingly, the dissolution itself should not produce a corporate tax liability for federal income tax purposes.
Since the Company intends the Plan to be a plan of complete liquidation of the Company in accordance with the provisions of Sections 331 and 336 of the Code and will make only cash distributions to its shareholders in liquidation, the Company should not recognize any gain or loss on the liquidating distributions and Company’s dissolution itself should not produce a corporate tax liability to it for federal income tax purposes.
Consequences to Shareholders
Amounts received by shareholders pursuant to the liquidation will be treated as full payment in exchange for their shares of the Company’s Common Stock. As a result of dissolution, a shareholder will recognize gain or loss equal to the difference between (1) the amount of cash received by the shareholder as distributions, and (2) such shareholder’s tax basis in the shares of Common Stock. A shareholder’s tax basis in the shares will depend upon various factors, including the shareholder’s cost.
A shareholder’s gain or loss will be computed on a “per share” basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates and for different prices. Each liquidation distribution will be allocated proportionately to each share of stock owned by a shareholder. Gain will be recognized in connection with a liquidation distribution only to the extent that the aggregate amount of all liquidation distributions received by a shareholder with respect to a share exceeds such shareholder’s tax basis for that share. Any loss generally will be recognized only when a shareholder receives the Company’s final distribution to shareholders, and then only if the aggregate amount of the liquidation distribution with respect to a share is less than the shareholder’s tax basis for that share. Gain or loss recognized by a shareholder will be capital gain or loss, provided the stock is held as a capital asset, and will be long-term if the share has been held for more than one year.
After the close of each of the Company’s taxable years, the Company will provide its shareholders and the IRS with a statement of the amount of cash distributed to shareholders.
If a shareholder is required to satisfy any Company liability not fully covered by the Company’s Contingency Reserve, if any, payments by a shareholder in satisfaction of such contingent liabilities would generally produce a capital loss in the year paid. Such capital loss in the hands of an individual shareholder subject to limitation as an offset against ordinary income up to $3,000 (including married and filing jointly), except that the limitation for a married individual filing a separate return is $1,500. Further, such capital loss in the hands of an individual shareholder can be carried forward indefinitely to succeeding years but cannot be carried back to a prior year in order to offset any capital gain recognized on the liquidation distribution in that year.
Back-Up Withholding
Unless a shareholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, he, she or it may be subject to back-up withholding tax with respect to any payments received pursuant to the liquidation. The back-up withholding tax is imposed at a rate of 28%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a shareholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the shareholder’s U.S. Federal income tax liability.
Taxation of Non-United States Shareholders
Foreign corporations or persons who are not citizens or residents of the United States should consult their own tax advisers with respect to the U.S. and non-U.S. tax consequences of the Plan.
State and Local Taxes
Shareholders may also be subject to state or local taxes and should consult their own tax advisers with respect to the state and local tax consequences of the dissolution and the Plan.
BOARD RECOMMENDATION
The Board of Directors believes that the dissolution of the Company and the adoption of the Plan is in the best interest of the Company’s shareholders and has unanimously recommended that the shareholders vote FOR the dissolution and adoption of the Plan.
Members of the Walls family who own 90.58% of the Company’s Common Stock have advised the Company that they will vote FOR the dissolution and adoption of the Plan. In addition, those members of the Board who are not members of the Walls family who own an aggregate of 5,835 shares of the Common Stock have indicated that they will vote FOR the dissolution and the Plan’s adoption.
OTHER MATTERS
Other Business
The Company knows of no other business to be brought before the meeting, other than as described in this Proxy Statement. If, however, other matters are properly brought before the meeting, or any adjournment thereof, the persons appointed as proxies will have the discretion to vote on such matters according to their best judgment.

Shareholder Proposals
Assuming the Company’s dissolution and the adoption of the Plan is approved by the shareholders, the Company does not expect to have any further annual meetings of shareholders and, therefore, the Company is not providing instructions as to how shareholders may make proposals for future meetings.
Cost of Solicitation
The cost of this solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to beneficial owners of the Company’s Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.
     Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation
By Order of the Board of Directors
George S. Walls, Jr.
President
Cleburne, Texas
June 15, 2009

Appendix A
PLAN OF LIQUIDATION AND DISSOLUTION
OF
SAMARNAN INVESTMENT CORPORATION
WHEREAS, the Board of Directors of Samarnan Investment Corporation (the “Company”, a corporation organized and existing under the Texas Business Corporation Act (the “Act”), have determined it is in the best interest of the Company’s shareholders to liquidate and dissolve the Company in accordance with the applicable provisions of the Act and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the “Code”); and
WHEREAS, the Board of Directors at its meeting on April 21, 2009 has unanimously adopted resolutions which (i) determine that it is advisable to completely liquidate and dissolve the Company; (ii) approved and adopted this Plan of Liquidation and Dissolution (the “Plan”) to implement the liquidation and dissolution of the Company; and (iii) as provided by the Plan, grant to the Company’s Board of Directors the power and authority to sell all of the Company’s assets in order to facilitate its liquidation and dissolution and the payments to the Company’s creditors without any further vote or approval of the shareholders, not withstanding the provisions of Section 5.10 of the Act or any other provisions of the Act, it being understood the approval and adoption of this Plan by the shareholders shall constitute any approval by the shareholders of the terms, conditions and considerations to be received by the Company from the sale of any of the Company’s assets pursuant to this Plan; Now Therefore, the Company’s Board of Directors has approved and adopted this Plan
1. Adoption of Plan by Shareholders
This Plan shall be submitted to the holders of the Company’s Common Stock at a meeting specifically called for the purpose of considering the advisability of dissolving the Company and adopting the Plan. At such meeting a vote of the shareholders entitled to vote thereat shall be taken on a resolution to dissolve the Company and to approve and adopt this Plan. The resolution shall be adopted on receiving the affirmative vote of the holders of at least two thirds of the shares of the Company’s outstanding Common Stock.
2. The Plan to be Effective
This Plan shall become effective upon receiving the affirmative vote of the holders of at least two thirds of the Company’s outstanding Common Stock in the manner provided for in Section 1 hereof and referred to herein as the “Effective Date of the Plan”.
3. Liquidation and Winding-Up Period
After the Effective Date of the Plan, the Company shall take the following actions at such times as the Board in its sole discretion deems advisable:
(a) The Company shall cease all of its business activities, including specifically the investing, reinvesting and trading in securities, except insofar as is necessary for the sale of any of the Company’s assets as provided for by the Plan, and the winding-up of its business and affairs.
(b) The officers of the Company, with the approval of the Board, shall as promptly as feasible sell and convert into cash all of the Company’s assets.

(c) The Company shall give written notice by registered or certified mail of its intention to dissolve to each known claimant against the Company.
(d) The Company shall pay all of its debts, liabilities and obligations, or make adequate provision for the payment, satisfaction or discharge thereof.
(e) The distribution of the funds the Company received from the sale of its assets after the payment of its debts, liabilities and obligations as provided for in paragraph (d) above, to the shareholders of the Company’s Common Stock.
4. Directors and Officers
The persons holding office as directors and officers of the Company on the Effective Date of the Plan shall continue to hold their respective offices as directors and/or officers of the Company until the date on which the Secretary of State of the State of Texas issues a Certificate of Dissolution dissolving the Company, unless prior thereto a director or officer resigns or is removed from office in which case the Board of Directors may appoint a successor to fill the vacancy created by such resignation or removal.
5. Authority of the Board
The approval of this Plan by the Company’s shareholders in the manner provided for by Section 1 hereof shall constitute full and complete authority to the Company’s Board of Directors, without further approval or other action by the Company’s shareholders, to do any and all things and perform any and all acts as may be necessary or reasonably required to carry out this Plan and dissolve the Company as contemplated hereby, including, but not limited to, (i) the sale, transfer and delivery of any and all assets of the Company and to determine and fix any or all terms, conditions and the consideration received by the Company for the sale of such assets; (ii) the payment, discharge, and satisfaction of all of the Company’s debts, liabilities, and obligations upon such terms and conditions as the Board determines, including the establishment of a Contingency Reserve for the payment and satisfaction of claims and liabilities in such amount and for such period of time, not to exceed three years from the date of the Company’s dissolution, as the Board shall determine; (iii) the distribution to the Company’s shareholders, at such times and in such amounts as the Board may determine, of the amount of the net assets of the Company after the sale of all of its assets and the payment and discharge of all its debts and obligations, or adequate provision is made for their payment, discharge and satisfaction, including fees and expenses incurred in connection with the preparation and implementation of this Plan; (iv) the complete dissolution of the Company in accordance with the Act as contemplated hereby; (v) the deregistration of the Company as an investment company under the Investment Company Act of 1940; and (vi) the compliance with any laws, statute, rules and regulations of any government authority required or necessary to be taken to complete the dissolution of the Company.
In this connection, the Board shall have full power and authority to authorize such officers and other persons it may appoint to execute and deliver for and on behalf of the Company such assignments, bills of sale, stock powers, bond powers, forms, certificates, contract termination instruments and such other documents or instruments that the Board or such officers deem necessary, appropriate or advisable to effect the sale of the Company’s assets, the payment and satisfaction of its debts and obligations and the distribution of its net assets to its shareholders as contemplated by this Plan.

The Board may retain such attorneys, accounting firms, investment advisers, brokerage firms and other firms as it, in its sole discretion, deems necessary or appropriate to carry out the dissolution of the Company as provided herein and to fix the compensation payable to such attorneys, accounting firms, investment advisers or other firms which, by the adoption of this Plan by the shareholders in the manner provided for by Section 1 hereof, the shareholders hereby approve and consent to.
6. Indemnification
The Company shall continue to indemnify its officers and directors in accordance with its By-laws and the Act and any contractual arrangements, for actions taken by them in connection with this Plan and winding-up of the affairs of the Company.
7. Closing of Stock Transfer Books and Record Date for Distributions
After adoption of the Plan by the shareholders in the manner provided in Section 1 hereof, the Company will close its stock transfer books and discontinue recording transfers of shares of its Common Stock as of the close of business on the Effective Date of the Plan. Thereafter, certificates representing shares of the Common Stock will not be assignable or transferable on the books of the Company, except such assignments or transfers as may be recorded on the Company’s books subsequent to the close of business on the Effective Date of the Plan to reflect transfers of the Common Stock as the result of assignments by will, intestate succession or operation of law.
The holders of shares of the Common Stock recorded on the Company’s books by transfers resulting from assignments made by will, intestate succession or operation of law subsequent to the close of business on the Effective Date of the Plan shall be considered for all purposes of the Plan, including, but not limited to, liquidation distributions provided for by Section 8 hereof, as shareholders of record at the close of business on the Effective Date of the Plan.
8. Liquidation Distributions
Distributions in liquidation shall be made in cash from time to time after the adoption of this Plan to those shareholders of record at the close of business on the Effective Date of the Plan, such distributions to be made to the holders of the Company’s Common Stock pro rata in accordance with the respect to the number of shares held of record at the close of business on the Effective Date of the Plan; provided that a distribution which liquidates all of the remaining cash assets of Company may be made only if all known debts, obligations and liabilities of the Company have been paid, satisfied and discharged in full, and, in the good faith judgment of the Board, adequate provision has been made for the payment, satisfaction and discharge of any unascertained or contingent debts, obligations and liabilities of the Company, including all costs and expenses incurred and anticipated in connection with the sale of assets and dissolution of the Company. All determinations as to the time and amount of liquidating distributions shall be made by the Board in its sole discretion. As provided in Section 13 hereof distributions made pursuant to the Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and regulations thereunder.
9. Revocation of the Plan
If at any time prior to the issuance of a Certificate of Dissolution by the Secretary of State of Texas to the Company, the Board of Directors adopts a resolution recommending that the question of revocation of the dissolution of the Company and this Plan be submitted to a vote of the Company’s shareholder and calls a meeting of the shareholders to consider the question at which meeting the vote upon a resolution to revoke the dissolution of the Company and this Plan receives the affirmative vote of the holders of at least two thirds of the shares of the Company’s outstanding Common Stock entitled to vote thereon, this Plan shall terminate and the actions to dissolve and liquidate the Company shall immediately cease and to the extent possible any actions theretofore taken by the Company to liquidate and dissolve the Company shall be rescinded.
10. Cancellation of Shares and Stock Certificates
The distributions to the Company’s shareholders pursuant to Section 8 thereof shall be in complete cancellation of all outstanding shares of the Company’s Common Stock. From and after the date of the Certificate of Dissolution issued by the Secretary of State of Texas, and subject to applicable law, the Company’s Common Stock will be treated as no longer outstanding and each holder of the Company’s Common Stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to and accordance with Section 8 hereof. As a condition to the receipt of any distribution to the Company’s shareholders, the Board, in its absolute discretion, may require the Company’s shareholders to (i) surrender the certificates evidencing the shares of the Company’s Common Stock owned by them, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by the Board of Directors.
11. Filing of Form N-8F
The Company shall file with the Securities and Exchange Commission an application on Form N-8F for an order declaring it is no longer an investment company since it has distributed substantially all of its assets to its shareholders and has completed, or is in the process of winding-up its affairs.
12. Filing Articles of Dissolution
Upon compliance with all of the conditions and requirements of Section 6.06 of the Act, the Company shall file with the Secretary of State of Texas Articles of Dissolution with the request that the Certificate of Dissolution issued by the Secretary of State be delivered to its representative.
13. Liquidation Under Sections 331 and 336 of the Code
It is the intention of this Plan to be a plan of complete liquidation of the Company in accordance with the provisions of Sections 331 and 336 of the Code. This Plan shall be deemed to authorize the taking of such action as, in the opinion of tax adviser for the Company, may be necessary to conform with the provisions of such Sections 331 and 336 and the regulations thereunder, including, without limitation, making an election under Section 336(e) of the Code, if applicable.
14. Filing Tax Forms
The officers of the Company are hereby authorized and directed, within 30 days after the date of a resolution or plan is adopted to dissolve the Company or liquidate any of the Company’s stock, to execute and file with the United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the completion thereof.

Appendix B
SAMARNAN
INVESTMENT CORPORATION
ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2008
SAMARNAN INVESTMENT CORPORATION
P.O. BOX 651 / CLEBURNE, TEXAS 76033-4543

SAMARNAN INVESTMENT CORPORATION
Annual Report to Shareholders for the year ended December 31, 2008
President’s letter to our shareholders:
     I prepared our first Annual Report to Shareholders in 1969 after the original public stock offering of Walls Industries, Inc. which became Samarnan in 1978 when the Walls shareholders approved the sale of the business and the company’s name, but not the stock, leaving cash and establishing the investment management company. There are a number of you that, after all these years, still hold this stock. For 40 years, all shareholders have enjoyed very respectable, sometimes exceptional, returns on our investment
     Every six months I prepare the information and reports for mailing and as I affix the address labels to the envelopes, many of your names recall pleasant memories for me. I am grateful for these friendships and the support you have given Samarnan over the years.
     Considering the severe market declines experienced by nearly everyone in 2008, Samarnan did comparatively well. We performed better than our combined benchmarks, with the net asset value of a share of stock declining only 12.7% from $16.32 at December 31, 2007 to year-end 2008’s value of $14.25. Any decline is undesirable, but, capital preservation has always been an objective and our investment advisers did a very good job in a very volatile market environment. Please see their comments on the following page.
     Samarnan had net investment income earned during the year of $0.37 per share, all of which was paid to shareholders as dividends, including $0.11 paid in February 2009. The $0.26 per share net investment income dividend paid in 2008 represented tax-exempt interest income of $0.211 and taxable dividend income of $0.049.
     As you might expect, there were no net capital gains in 2008 and therefore no capital gains distributions as in recent years. IRS Forms 1099Div and 1099Int have been mailed to all shareholders.
     Of great concern are the growing expenses, particularly those beyond our control required to comply with the new laws, rules and regulations applicable to public companies. In 2002, our expenses represented 18% of total income whereas in fiscal 2008 our expenses reached 33%. The expenses related to producing, recording, reporting and distributing our income are now exceeded by those related primarily to compliance and reporting requirements.
     At our meeting in January, the Board of Directors addressed these issues. Included in our discussions of options was the possibility of liquidating and dissolving the Company and distributing the net assets to the Company’s shareholders, who would likely be able to invest the liquidating distributions more efficiently than seems possible with the current structure. The Board “tabled” the discussed proposals and options, but the matter will be considered at later meetings.
     The Company’s investment policy continues to be to maintain an amount greater than 50% of its total assets invested in its Debt Portfolio which consists of tax-exempt municipal bonds and other tax-exempt securities, and the balance of the assets (less than 50% invested in equity securities (the “Equity Portfolio”) with cash balances kept to a minimum. The charts below and on the following page show the apportionment of the entire portfolio at December 31, 2008 and major allocations within the Debt and Equity Portfolios.
Sam Walls, President
February 27, 2009

Debt Portfolio
$6,720	Revenue Bonds	39.7%
1,582	General Obligation Bonds	9.3%
1,773	Pre-refunded and Escrowed to Maturity Bonds	10,5%
$10,075	Total Debt Portfolio	59.5%

Equity Portfolio
$2,909	LargeCap* Common Stocks	17.2%
2,385	MidCap** Common Stocks	14.0%
$5,321	Total Common Stocks
206	REITs	1.2%
290	Preferred Stocks	1.7%
$5,817	Total Equity Portfolio	34.4%

$1.048	Cash	6.2%

$16,930	Total Cash and Investments

*LargeCap — Equity securities having a market capitalization of $10 billion or more

**MidCap — Equity securities having a market capitalization of more than $1.5 billion but less than $10 billion
SAMARNAN INVESTMENT CORPORATION
Asset Allocation as of December 31, 2008

SAMARNAN INVESTMENT CORPORATION
Annual Report to Shareholders for the year ended December 31, 2008
     The Discussions of the Portfolio Performance below are provided by the investment advisers to Samarnan, Voyageur Asset Management Inc. and Westwood Management Corp. The information contained therein relates only to the performance of the Company’s portfolios during fiscal 2008 and does not, nor is it intended to, project any future performance of the Company’s Portfolios.
DEBT PORTFOLIO
as of 12/31/2008
Discussion of Debt Portfolio Performance
Steven P. Eldredge, Managing Director
and Senior Fixed Income Portfolio Manager
Voyageur Asset Management Inc.
     Samarnan’s Debt Portfolio, which consists entirely of tax-exempt bonds and a minimal amount of cash, performed in fine with its benchmark, the Lehman Brothers 1-10 Year Blended Municipal Index, during the first three quarters of 2008, but ended the year (gross of fees) with a return of 2.39% compared to the Index return of 4.23%. The failure of Lehman Brothers as the final quarter began created fear in the markets which triggered an unprecedented flight to quality causing liquidity in the municipal market to dry up, especially for the income-oriented securities held in the Portfolio.
     The Portfolio’s BBB-rated bonds (12% of total holdings), held to provide a higher level of tax-exempt income to shareholders, lagged behind AAA-rated securities by about 20% for the year, with almost all of the declines occurring in the fourth quarter. Most of these lower-rated holdings are extremely short which helped to limit the negative impact.
     The Portfolio was also negatively impacted by the turmoil occurring with monoline insurers. These entities which, beyond the issuer’s general ability to pay, guarantee timely principal payment on approximately 40% of the portfolio are under strain due to various poorly performing mortgage guarantees on their balance sheet This, in turn, has caused downgrades of the monoline insurers and weaker pricing of the Portfolio’s insured holdings.
     The credit crunch and lack of borrowing ability has materially reduced the number of investors in the tax-exempt market. As an example, hedge funds who had become big players in the municipal market over the last five years using leverage can no longer utilize this strategy.
EQUITY PORTFOLIO
as of 12/31/2008
Discussion of Equity Portfolio Performance
Randall L. Root, Senior Vice President
Westwood Management Corporation
     The Samarnan Equity Portfolio, with the primary objective of capital appreciation, realized a negative 26% total return in the year ended December 31,2008, outperforming its blended benchmark of 90% Russell 1000 Equal Weighted Index and 10% NAREIT Equity Index which lost 38.8% for the year. This follows 2007’s performance that exceeded the benchmark by more than 8.4 percentage points.
     In keeping with the Company’s primary objective, the Equity Portfolio consist of a diversified portfolio of equity securities, primarily common stocks of domestic companies. Individual securities of issurers are held to provide exposure to mid and large capitalization companies. Investments are diversified across all industry sectors with a limited amount of investments in Real Estate Investment Trusts (“REITs”) and preferred stocks, which are utilized for the secondary objective of providing current income.
     Within the portfolio, stocks of mid-size companies were the best performers followed by LargeCap stocks and REITs. Over the course of the year, the portfolio’s exposure to economically sensitive sectors such as energy and basic materials was reduced as the economy slowed. Exposure to defensive sectors such as health care and consumer staples increased.
     The Equity Portfolio’s total return consisted of 2.7% from dividend income, offset by -29.0% capital appreciation.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Samarnan Investment Corporation
We have audited the accompanying statement of assets and liabilities of Samarnan Investment Corporation, including the schedule of investments in securities, as of December 31, 2008, and the related statement of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Samarnan Investment Corporation as of December 31, 2008, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
As described in Note 7 to the financial statements, the Company changed its method of accounting for amortization of bond premiums from the straight-line method to a method that is substantially equivalent to the effective interest method, effective January 1, 2005.

CF & Co., L.L.P.
Dallas, Texas
February 20, 2009
14175 Proton Road • Dallas, Texas 75244-3604 • Phone: 972-387-4300 • 800-834-8586 • Fax 972-960-2810 • www.cfllp.com

REGISTERED WITH THE PCAOB •
MEMBERS: AICPA • CENTER FOR AUDIT QUALITY • TSCPA • EBPAQC •
CPAMERICA INTERNATIONAL AN AFFILIATE OF HORWATH INTERNATIONAL AND
THE INTERNATIONAL ACCOUNTING GROUP (TIAG)

SAMARNAN INVESTMENT CORPORATION
Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments in securities at fair value (identified cost $16,256,395)	$15,891,863
Cash and cash equivalents	1,047,992
Accrued interest, dividends and other receivables	153,644
Due from broker	62,616

Total assets	17,156,115

Liabilities:
Accounts payable	6,652
Advisory fees payable	18,913

Total liabilities	25,565

Net Assets	$17,130,550

Analysis of net assets:
Capital shares — authorized 2,000,000 shares of $1 par value; outstanding 1,201,768 shares	$1,201,768
Net realized gains of $4,408,473 less accumulated distributions of$4,582,723	(174,250)
Unrealized depreciation of investments	(364,532)
Undistributed net investment income	661,255
Retained earnings at April 29, 1978, commencement of operations as an investment company	15,806,309

Net assets (equivalent to $14.25 per share based on 1,201,768 shares of capital stock outstanding)	$17,130,550

See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
December 31, 2008

	Principal
	Amount or	Fair
	Shares	Value
Common Stocks — 31.06%
Materials and Processing — 1.42%
Eastman Chemical Co.	3,600	$114,156
URS Corp (1)	3,166	129,078
Producer Durables — 1.46%
AGCO Corp	4,500	106,155
United Technologies, Corp.	2,700	144,720
Consumer Discretionary — 3.35%
McDonald’s Corp	1,700	105,723
Nike Inc.	2,400	122,400
BJ’s Wholesale Club Inc. (1)	3,600	123,336
Tupperware Brands Corp	5,100	115,770
Wal-Mart Stores	1,900	106,514
Consumer Staples — 3.68%
Colgate-Palmolive Co.	3,000	205,620
Dr. Pepper Snapple Group, Inc (1)	6,300	102,375
General Mills	3,200	194,400
Molson Coors Brewing Co.	2,600	127,192
Health Care — 2.74%
CVS / Caremark Corp.	3,700	106,338
Johnson & Johnson	2,000	119,660
Universal Health Services	3,200	120,224
Wyeth	3,300	123,783
Other Energy — 1.92%
Apache Corporation	1,306	97,336
Plains Exploration (1)	5,000	116,200
Cabot Oil & Gas	4,400	114,400
Integrated Oils — 1.90%
Conoco / Phillips	2,600	134,680
Exxon Mobil Corp	2,400	191,592
Financial Services — 5.47%
Axis Capital Holdings	3,900	113,568
Cullen / Frost Bankers Inc.	2,300	116,564
State Street Boston Corp	2,900	114,057
Metlife	3,400	118,524
Lazard Ltd.	3,900	115,986
JP Morgan Chase & Co.	3,588	113,130
PNC Financial Services Group	2,400	117,600
Willis Group Holdings Ltd.	5,100	126,888
Technology — 4.97%
Automatic Data Processing	3,100	121,954
Harris Corp	3,600	136,980
IBM	1,500	126,240
Cisco Systems	6,600	107,580
See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
December 31, 2008

	Principal
	Amount or	Fair
	Shares	Value
Common Stocks — 31.06%, continued
Technology — 4.97%, continued
Oracle Corp. (l)	6,800	120,564
Sybase, Inc. (1)	5,000	123,850
Total System Services Inc.	8,200	114,800
Utilities — 2.85%
Exelon Corporation	2,300	$127,903
Dominion Resources Inc.	3,300	118,272
P G & E Corp.	3,100	120,001
AT&T Inc.	4,300	122,550
Auto & Transportation — .63%
Alexander & Baldwin	4,300	107,758
Multi-Sector Companies — .67%
ITT Corporation	2,500	114,975

Total Common Stocks (cost $5,641,050)		$5,321,396

Real Estate Investment Trusts — 1.20%
Residential — .32%
Avalonbay Communities, Inc.	400	$24,232
Equity Residential	1,000	29,820
Retail — .28%
Simon Property Group Inc.	400	21,252
Weingarten Realty Investors	1,300	26,897
Healthcare — .19%
Health Care Property Investors, Inc.	1,200	33,324
Industrial/Office — .13%
Boston Properties Inc.	400	22,000
Self Storage — .14%
Public Storage	300	23,850
Diversified — .14%
Vornado Realty TR Sh Ben Int	400	24,140

Total Real Estate Investment Trusts (cost $172,980)		$205,515

Preferred Stock — 1.70%
Financial Services — .71%
Wells Fargo CAP PFD	4,900	$121,128
Consumer Discretionary — .68%
CBS Corp. New 7.25%	8,300	116,449
Utilities — .31%
Comcast Corp 7%	2,400	52,800

Total Preferred Stock (cost $366,417)		$290,377

See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
December 31, 2008

	Principal
	Amount or	Fair
	Shares	Value
Municipal Bonds — 58.81%
ARKANSAS — .19%
Springdale AK Sales & Use Tax
4.000% due 7/1/16	30,000	$30,554
CALIFORNIA — 1.98%
Long Beach Calif
5.000% due 5/01/13	300,000	339,849
COLORADO — 3.85%
Colorado Ed. & Cultural
6.875% due 12/15/10	250,000	275,093
Colorado Ed. & Cultural
5.250% due 04/01/11	55,000	53,588
Colorado Ed. & Cultural
5.750% due 06/01/11	100,000	108,531
High Plains Met Dist.
4.375% due 12/01/15	230,000	222,125
DISTRICT OF COLUMBIA — 1.50%
Washington DC Convention CTR
5.000% due 10/01/16	250,000	256,758
FLORIDA — 2.60%
Florida St Mun Pwr Agy Rev
5.250% due 10/01/18	300,000	309,906
Tampa, FL Rev
5.000% due 04/01/18	145,000	135,126
GEORGIA — 2.55%
Fairburn Combined Utilities GA
5.375% due 10/01/13	250,000	268,610
Summerville, GA Pub
5.000% due 01/01/11	75,000	79,981
Valdosta & Lowndnes Cty Hosp.
5.500% due 10/01/14	85,000	88,845
ILLINOIS — 10.69%
Gilberts, IL Spl Svc.
4.250% due 03/01/12	50,000	52,264
Illinois Dev Fin Auth
5.700% due 07/01/12	155,000	144,026
Illinois Fin Auth Rev
4.000% due 07/01/13	200,000	206,770
Illinois Fin Auth Rev
4.500% due 07/01/15	125,000	131,856
Illinois Fin Auth Rev
5.000% due 08/01/16	450,000	492,719
Chicago Housing
5.000% due 07/01/12	200,000	215,968
Illinois Health Fac. Auth
6.000% due 02/15/11	320,000	319,962
See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
December 31, 2008

	Principal
	Amount or	Fair
	Shares	Value
Municipal Bonds — 58.81%, continued
ILLINOIS — 10.69%, continued
Maywood, IL
5.500% due 01/01/16	250,000	$268,525
INDIANA — 1.39%
Munster, IN
4.300% due 01/15/12	100,000	103,322
Indiana St. Edl Facs
5.400% due 10/01/13	150,000	135,016
LOUISIANA — 1.55%
Louisiana St Untld. G.O.
5.000% due 07/15/11	250,000	265,895
MARYLAND — .78%
Baltimore Convention Center
5.000% due 09/01/14	150,000	134,430
MINNESOTA — 7.33%
Marshall MN Med.
5.450% due 11/01/18	250,000	201,740
Minnesota St.
5.000% due 09/15/18	180,000	181,861
Minnesota St. Higher
5.250% due 10/1/19	100,000	102,477
Minnesota St. Higher Ed Facs
5.500% due 5/01/23	200,000	155,520
University Minn
5.750% due 7/1/18	400,000	483,248
Woodbury Minn Partn
4.600% due 2/1/26	150,000	130,879
MISSOURI — 2.79%
Clay Cnty Mo Reorg Sch Dist
5.000% due 3/1/15	300,000	334,719
Missouri St. Environmental Impt
5.000% due 1/1/11	135,000	142,630
MONTANA — 1.74%
Montana St. Dept. Transn Rev
5.000% due 6/1/20	285,000	297,349
NORTH DAKOTA — 2.04%
North Dakota St. Bldg. Auth.
5.250% due 12/01/13	330,000	349,731
OKLAHOMA — .60%
Pottawatonie County
5.000% due 09/01/10	100,000	103,476
PENNSYLVANIA — 5.01%
Latrobe IDA St. Vincent
5.375% due 05/01/13	250,000	264,487
See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
December 31, 2008

	Principal
	Amount or	Fair
	Shares	Value
Municipal Bonds — 58.81%, continued
PENNSYLVANIA — 5.01%, continued
Pennsylvania St. Higher Ed.
4.750% due 08/01/15	250,000	$247,870
Pennsylvania St. Higher Ed.
4.250% due 5/01/13	350,000	345,467
SOUTH DAKOTA — 1.02%
South Dakota St. Health
4.500% due 04/01/12	175,000	174,832
TEXAS — 6.90%
Austin, Tex Pub/Impt
4.750% due 9/1/20	100,000	102,077
Bexar Cnty, TX Hsg. Fin. Corp.
5.625% due 12/01/11	120,000	111,509
Burkburnett Ltd. G.O.
6.000% due 02/15/10	125,000	128,929
Eagle Mtn & Saginaw TX ISD
0.0% due 8/15/19	250,000	152,095
Northside Tex Indpt Sch Dist
5.000% due 2/15/18	125,000	132,556
Sienna Plantation Levee Impt/TX
5.000% due 9/01/18	100,000	96,963
Sienna Plantation Levee Impt/TX
5.000% due 9/01/19	100,000	94,871
Tarrant Cnty TX Cultural Ed Facs Fin
5.000% due 11/15/10	100,000	97,626
Temple TX Util. Sys. Rev.
4.250% due 08/01/15	250,000	265,482
UTAH- 1.14%
Salt Lake Cnty Westminster College
4.500% due 10/01/14	230,000	195,597
WASHINGTON — 1.60%
Kent Wash Loc Impt Dist
4.650% due 12/12/19	300,000	273,546
WISCONSIN — 1.56%
Douglas Cnty Wisconsin
5.000% due 2/1/17	250,000	267,320

Total Municipal Bonds (cost $10,075,948)		$10,074,576

Total (cost $16,256,395)		$15,891,864

NOTE:	Percentages indicated are based on net assets of $17,130,550 at December 31, 2008.

(1)	Indicates non-income producing security
See accompanying notes to financial statements.

SAMARNAN INVESTMENTS CORPORATION
Statement of Operations
For the Year Ended December 31, 2008

Investment income:
Interest — nontaxable	$488,373
Interest & dividends – taxable	176,293

664,666

Expenses:
Investment advisory fees	85,891
Legal and professional	55,755
Audit fee	33,200
Director fees	9,600
Custodian fees	12,000
Administrative fees	18,815
Office and printing supplies	3,328
Insurance	600

Total expenses	219,189

Net investment income	445,477

Realized and unrealized gain (loss) on investments:
Realized gain (loss) from securities transactions:
(excluding short-term securities) Proceeds from sales	$5,896,333
Cost of securities sold,	6,159,707

Net realized gain (loss)	(263,374)

Unrealized appreciation (depreciation) of investments:
Beginning of period	1,990,042
End of period	(364,532)

Increase (decrease) in unrealized appreciation (depreciation)	(2,354,574)

Net realized and unrealized gain (loss) on investments	(2,617,948)

Net increase (decrease) in net assets resulting from operations	$(2,172,471)

Total expenses as a percentage of total investment income	33.0%

See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Statement of Changes in Net Assets
For the Years Ended December 31, 2008 and 2007

	2008	2007
Increase (decrease) in net assets from operations:
Net investment income	$445,477	$552,344
Net realized gain (loss) from investment transactions	(263,374)	1,795,295
Increase (decrease) in unrealized appreciation (depreciation) of investments	(2,354,574)	(1,194,708)

Net increase (decrease) in net assets from operations	(2,172,471)	1,152,931

Dividends and distributions to shareholders:
Net investment income	(311,805)	(670,359)
Capital gains	—	(1,829,798)

Decrease in net assets from dividends and distributions to shareholders	(311,805)	(2,500,157)

Increase (decrease) in net assets	(2,484,276)	(1,347,226)

Net assets:
Beginning of year	19,614,826	20,962,052

End of year (including undistributed investment income of $661,255 and $528,238, respectively)	$17,130,550	$19,614,826

See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Financial Highlights
For Each of the Years in the Five-Year Period Ended
December 31, 2008

	2008	2007	2006	2005	2004
Per share data

Investment income	$0.55	$0.66	$0.66	$0.64	$0.65
Expenses	(0.18)	(0.20)	(0.21)	(0.17)	(0.16)

Net investment income	0.37	0.46	0.45	0.47	0.49

Net realized and unrealized gains (losses) on investments	(2.18)	0.50	1.19	0.72	0.97
Dividends from net investment income	(0.26)	(0.56)	(0.60)	(0.46)	(0.49)
Distributions from net realized long-term gains on securities	—	(1.52)	(0.96)	(0.37)	—

Net increase (decrease) in net asset value	(2.07)	(1.12)	0.08	0.36	0.97
Net asset value:
Beginning of period	16.32	17.44	17.36	17.00	16.03

End of period	$14.25	$16.32	$17.44	$17.36	$17.00

Total return	-11.08%	5.50%	9.49%	7.00%	9.12%

Ratios

Net assets, end of period (000)	$17,131	$19,615	$20,962	$20,860	$20,428

Expenses to average net assets	1.19%	1.10%	1.16%	1.00%	0.99%
Investment income from operations to average net assets	3.62%	3.66%	3.70%	3.72%	4.00%
Portfolio turnover	26.02%	31.68%	30.30%	31.42%	36.28%

Average shares outstanding	1,201,768	1,201,768	1,201,768	1,201,768	1,201,768

The effects of the change in accounting principle described in Note 7 on the year ended December 31, 2005 are as follows:

	Ratio prior to
Description	change	Change	Ratio after change
Investment income from operations to average net assets	3.69%	0.03%	3.72%
See accompanying notes to financial statements.

SAMARNAN INVESTMENT CORPORATION
Notes to Financial Statements
(1)	Summary of Significant Accounting Policies

Samarnan Investment Corporation (the “Company) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Company seeks tax-free income and preservation of capital through a diversified portfolio of bonds and equity securities. The significant accounting policies followed by the Company are summarized as follows:
(a)	Securities

Investments in securities are carried at fair value. Securities transactions are accounted for on the trade date. The cost of securities sold is based on identifying specific issues delivered against each sale. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of directors of which there were none at December 31, 2008.

(b)	Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

(c)	Bond Premiums and Discounts

Bond premiums and discounts are amortized to the date of maturity using a method that is substantially equivalent to the effective interest method.

(d)	Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SAMARNAN INVESTMENT CORPORATION
Notes to Financial Statements
(1)	Summary of Significant Accounting Policies, continued
(e)	Cash and cash Equivalents

The Company has defined cash equivalents as highly liquid investments, with original maturities of less than ninety days. At December 31, 2008, cash equivalents consisted of $1,039,551 held in tax-exempt money market accounts.

At December 31, 2008, and at various other times throughout 2008, the Company had cash balances in excess of Federally insured limits. Cash accounts at banks are currently insured by the FDIC up to $250,000.
(2)	Investment Advisory Contracts

The Company has contracted with Voyageur Asset Management Inc., a wholly owned subsidiary of RBC Dain Rauscher Corporation, which in turn is a wholly owned subsidiary of the Royal Bank of Canada, to provide investment advisory services. Under this contract, the Company is furnished investment, clerical and statistical services regarding its investments in debt securities. The fee for these investment advisory services is based on 0.27% of the value of the assets in the debt portfolio and is paid on a quarterly basis in arrears.

The Company has also contracted with Westwood Management Corp. to provide investment advisory services. Under this contract, the Company is furnished investment, supervisory and clerical services regarding its investment in equity securities. The fee for these investment advisory services is based on 0.75% of the value of the assets in the equity portfolio and is paid on a quarterly basis in arrears.

(3)	Income Tax Matters

The Company’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

(4)	Securities Transactions

In 2008, cost of purchases and proceeds from sales or maturities of securities, other than short-term securities, amounted to $5,132,582 and $5,896,333, respectively. Included in realized gains (losses) from securities transactions are short-term capital losses of $369,978.

The basis of securities for financial statement purposes at December 31, 2008 was $86,324 less than the basis for Federal income tax purposes. As of December 31, 2008, the components of unrealized appreciation, depreciation, and cost for all securities were $805,290, $1,169,822 and $16,256,395, respectively.

SAMARNAN INVESTMENT CORPORATION
Notes to Financial Statements
(5)	Dividends and Distributions to Shareholders

On December 20, 2007, a distribution of $1.51738 per share was declared. The dividend was paid on January 11,2008 to shareholders of record on December 31, 2007.

(6)	Statement of Financial Accounting Standards No. 157

The Company is subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the fiscal year ended December 31, 2008. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale. SFAS 157 also establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:
•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

Investments in equity securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day are stated at the last quoted bid price. The Company considers all investments in equity securities to be Level 1 investments.

SAMARNAN INVESTMENT CORPORATION
Notes to Financial Statements
(6)	Statement of Financial Accounting Standards No. 157 (cont.)

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The Company considers all investments in fixed-income securities to be Level 2 investments.

In determining the appropriate levels, the Company performs a detailed analysis of the assets and liabilities that are subject to Statement No. 157. At each reporting period, all assets and liabilities for which the fair value measurement is based on significant unobservable inputs are classified as Level 3. At December 31, 2008, the Company had no assets or liabilities classified as Level 3.

The table below presents the balances of assets measured at fair value on a recurring basis by level within the hierarchy.

		Fair Value Measurements at December 31, 2008
		Quoted Prices
		In Active	Significant
		Markets	Other	Significant
		For Identical	Observable	Unobservable
		Assets	Inputs	Inputs
Description Securities	Total	(Level 1)	(Level 2)	(Level 3)
Securities	$5,817,288	$5,817,288	$—	$—

Fixed-Income	10,074,575	—	10,074,575	—

Total	$15.891.863	$5.817.288	$10,074,575	$—

At December 31, 2008, the Company did not hold any financial liabilities measured at fair value.

SAMARNAN INVESTMENT CORPORATION
Notes to Financial Statements
(7)	Change of Accounting Principle

The Company adopted an amortization method that is substantially equivalent to the effective interest method for bond premiums effective January 1, 2005. This change in accounting principle is being reported in accordance with the American Institute of Certified Public Accountants’ Audit and Accounting Guide-Investment Companies (“the Guide”) as follows:

	Amortized	Undistributed Net	Net
	Cost of Bonds	Investment Income	Unrealized Gains
Balance January 1, 2005 before application of change in accounting principle	$9,974,912	$763,298	$2,836,770

Cumulative effect of change in accounting principle	51,117	51,117	(51,117)

Balance January 1, 2005, as restated	$10.026.029	$814.415	$2.785.653

Implementation of the change resulted in an increase to net unrealized gains of $7,190, an increase to interest income of $7,658, and a decrease to realized gains of $14,848 during 2005 compared to amounts that would have been reported following the previous principle. The effect of the change on the per share data and the ratio of net investment income to average net assets is disclosed in the financial highlights.

SAMARNAN INVESTMENT CORPORATION
P.O. BOX 651 / CLEBURNE, TEXAS 76033-4543
Sam Walls, Tel: 817.645-2108 / Fax: 817.558-0285 / Jerry Wheatley, Tel: 817.641-7881 / Fax 817.641-7884

BOARD OF DIRECTORS	LEGAL COUNSEL
Nancy Walls Devaney	Richard S. Whitesell, Jr.
Joe Monteleone	4501 Lorraine Avenue
Martha Walls Murdoch	Dallas, Texas 75205
Steve Sikes
Sam Walls	INVESTMENT ADVISERS
Roland Walden	DEBT PORTFOLIO
Tommy Yater	Voyageur Asset Management Inc
OFFICERS	100 South Fifth Street, Suite 2300
Sam Walls, President	Minneapolis, Minnesota 55402
Nancy Devaney, Vice President	EQUITY PORTFOLIO
Jerry Wheatley, Secretary/Treasurer	Westwood Management Corp.
200 Crescent Court, Suite 1200
CUSTODIAN	Dallas, TX 75201
Westwood Trust
200 Crescent Court, Suite 1200	REGISTRAR AND TRANSFER AGENT
Dallas, Texas 75201	DIVIDEND PAYING AGENT
Securities Transfer Corporation
INDEPENDENT REGISTERED	2591 Dallas Parkway, Suite 102
PUBLIC ACCOUNTING FIRM	Frisco, Texas 75034
CF & Co., L.L.P.	Telephone: 469.633-0101
14175 Proton Road	Fax: 469.633-0088
Dallas, Texas 75244	www.stctransfer.com
Supplemental Information
          During the six months ended December 31, 2008, the Company paid to its directors as regular compensation $4,400 ($400 per meeting attended) and $8,000 to the firm of Wheatley, Fowler & Lee, P.C. of which Jerry Wheatley the Secretary and Treasurer of the Company is a shareholder, for that firm’s accounting services. No other fees or compensation were paid by the Company to any director or officer of the Company or their affiliates during such six month period.
Purchase and Sales of Investment Securities
          The Company’s purchases of investment securities for its Portfolio, other than short-term investments during the six months ended December 31, 2008, totaled $2,806,558, and sales of its securities, excluding short-term investments, during such period totaled $2,963,114.
Annual Meeting of Shareholders
          The Annual Meeting of Shareholders will be held April 21, 2009, at 11:00 AM, at the Radisson Hotel Fort Worth South, 100 Alta Mesa Boulevard East (Alta Mesa Blvd. At Interstate 35 W South), Fort Worth, Texas
Shareholder Reports
          Additional copies of the Company’s 2008 Annual Report to Shareholders and its Mid-Year Report to Shareholders for 2009, when available, may be obtained upon written request to the Company’s Secretary addressed to; Mr. Jerry Wheatley, P.O. Box 134, Cleburne, TX 76033-0134.
SAMARNAN INVESTMENT CORPORATION is registered under the Investment Company Act of 1940 as a diversified, closed-end management company. The Company’s common stock (symbol SMAV) is traded in the over-the-counter market and reported by www.pinksheets.com

SAMARNAN INVESTMENT CORPORATION
P.O. Box 651/ Cleburne, TX 76033-0651/ Tel: Sam Walls, Pres. 817-645-2108
SHAREHOLDER CHANGE OF ADDRESS
     To change the mailing address for receipt of quarterly Dividend Checks and annual IRS Form 1099, the Annual and Mid-Year Financial Reports to shareholders, the Notice and Proxy Materials for the Annual Meeting of Shareholders, and other communications, registered shareholders (shares held in your name*), may complete the information shown below. For multiple accounts, this page may be copied.
REGISTERED NAME -as it appears on the mailing label or dividend check

CURRENT ADDRESS: (attach mailing label if available)

state zip

NEW ADDRESS:

state zip

Mail To:	Samarnan Investment Corporation c/o Securities Transfer Corporation 2591 Dallas Parkway, Suite 102 Frisco, TX 75034 Or Fax To: (469)633-0088
* Name change information
Shareholders desiring to change the registered name on their stock certificates and for future dividend checks and other mailings should contact Securities Transfer Corporation at the address above for information.
Beneficial Shareholders (Shares held in the name of a brokerage firm or financial institution) should contact your account representative with all questions about your investment holdings.
[Please retain this page for future use as needed]

Appendix C
SAMARNAN INVESTMENT CORPORATION
FINANCIAL STATEMENTS
MARCH 31, 2009
(UNAUDITED)

SAMARNAN INVESTMENT CORPORATION
Statement of Assets and Liabilities
March 31, 2009
Unaudited

Assets:
Investment in securities at fair value (identified cost $15,906,511)	$15,171,724
Cash & cash equivalents	1,146,589
Accrued dividends receivable	11,221
Accrued interest receivable	141,691

Total Assets	16,471,225

Liabilities:
Advisory fees payable	17,181
Other accounts payable	4,883

Total Liabilities	22,064

Net assets applicable to outstanding capital shares, equivalent to $13.69 per share	$16,449,161

Analysis of net assets:
Capital shares - authorized 2,000,000 shares of $1 par value; outstanding 1,201,768 shares	$1,201,768
Unrealized appreciation of investments	(734,787)
Undistributed net investment income	618,094
Undistributed net realized capital gain (loss)	(442,223)
Retained earnings at April 29, 1978, commencement of operations as an investment company	15,806,309

Net assets	$16,449,161

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
March 31, 2009
Unaudited

	Principal
	Amount or	Fair
	Shares	Value
Common Stocks - 29.23%
Materials and Processing -1.48%
Eastman Chemical Co.	4,300	$115,240
URS Corp (1)	3,166	127,938
Producer Durables - 1.24%
AGCO Corp (1)	4,500	88,200
United Technologies, Corp.	2,700	116,046
Consumer Discretionary - 3.18%
McDonald’s Corp	1,700	92,769
Nike Inc.	2,400	112,536
BJ’s Wholesale Club Inc. (1)	3,600	115,164
Tupperware Brands Corp	6,100	103,639
Wal-Mart Stores	1,900	98,990
Consumer Staples - 3.31%
Colgate-Palmolive Co.	3,000	176,940
Dr. Pepper Snapple Group, Inc. (1)	7,000	118,370
General Mills	3,200	159,616
Molson Coors Brewing Co	2,600	89,128
Health Care - 3.33%
CVS / Caremark Corp.	3,700	101,713
Dentsply Intl Inc.	4,200	112,770
Johnson & Johnson	2,000	105,200
Universal Health Services	2,900	111,186
Wyeth	2,700	116,208
Other Energy- 1.59%
Apache Corporation	1,306	83,702
Plains Exploration (1)	5,000	86,150
Cabot Oil & Gas	3,900	91,923
Integrated Oils - 1.59%
Conoco / Phillips	2,500	97,900
Exxon Mobil Corp	2,400	163,440
Financial Services - 4.61%
Axis Capital Holdings	3,900	87,906
Cullen / Frost Bankers Inc.	2,300	107,962
Travelers	2,800	113,792
Lazard Ltd.	3,900	114,660
JP Morgan Chase & Co.	4,388	116,633
PNC Financial Services Group	3,600	105,444
Willis Group Holdings Ltd.	5,100	112,200
Technology - 5.19%
Automatic Data Processing	3,100	108,996
Harris Corp	3,600	104,184
IBM	1,500	145,335
Cisco Systems	6,600	110,682
Oracle Corp.	6,600	119,262
Sybase, Inc. (1)	5,000	151,450
Total Sys Svcs	8,200	113,242

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
March 31, 2009
Unaudited

	Principal
	Amount or	Fair
	Shares	Value
Common Stocks - 29.23%, continued
Utilities - 2.64%
Exelon Corporation	2,300	$104,397
Dominion Resources Inc.	3,300	102,267
P G & E Corp.	3,100	118,482
A T & T Inc.	4,300	108,360
Auto & Transportation - .50%
Alexander & Baldwin	4,300	81,829
Multi-Sector Companies - .58%
ITT Corporation	2,500	96,175

Total Common Stocks (cost $5,666,234)		$4,808,026

Real Estate Investment Trusts - .79%
Residential - .23%
Avalonbay Communities, Inc.	413	$19,436
Equity Residential Property Sh Ben Int	1,000	18,350
Retail -.16%
Simon Property Group Inc.	409	14,168
Weingarten Realty Investors	1,300	12,376
Healthcare -.13%
Health Care Property Investors, Inc.	1,200	21,420
Industrial/Office - .09%
Boston Properties Inc.	400	14,012
Self Storage -.10%
Public Storage	300	16,575
Diversified - .08%
Vornado Realty TR Sh Ben Int	407	13,528

Total Real Estate Investment Trusts (cost $172,623)		$129,865

Preferred Stock - .58%
Utilities - .58%
Comcast Corp 7%	4,700	94,611

Total Preferred Stock (cost $99,745)		$94,611

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
March 31, 2009
Unaudited

	Principal
	Amount or	Fair
	Shares	Value
Municipal Bonds - 61.64%
ARKANSAS - .15%
Springdale AK Sales & Use Tax
4.000% due 7/1/16	25,000	$25,368
CALIFORNIA - 2.07%
Long Beach Calif
5.000% due 5/1/13	300,000	340,743
COLORADO - 4.08%
Colorado Ed. & Cultural
6.875% due 12/15/10	250,000	276,023
Colorado Ed. & Cultural
5.250% due 04/01/11	55,000	54,115
Colorado Ed. & Cultural
5.750% due 06/01/11	100,000	109,204
High Plains Met Dist.
4.375% due 12/01/15	230,000	232,307
DISTRICT OF COLUMBIA - 1.56%
Washington DC Convention CTR
5.000% due 10/01/16	250,000	256,438
FLORIDA - 2.67%
Florida St Mun Pwr Agy Rev
5.250% due 10/01/18	300,000	312,753
Tampa, FL Rev
5.000% due 04/01/18	145,000	126,852
GEORGIA - 2.65%
Fairburn Combined Utilities GA
5.375% due 10/01/13	250,000	269,233
Summerville, GA Pub
5.000% due 01/01/11	75,000	80,161
Valdosta & Lowndnes Cty Hosp.
5.500% due 10/01/14	85,000	87,000
ILLINOIS -10.62%
Gilberts, IL Spl Svc.
4.250% due 03/01/12	50,000	53,917
Illinois Dev Fin Auth
5.700% due 07/01/12	155,000	151,187
Illinois Fin Auth Rev
4.000% due 07/01/13	200,000	209,208
Illinois Fin Auth Rev
4.500% due 07/01/15	125,000	131,092
Illinois Fin Auth Rev
5.000% due 08/01/16	450,000	485,428
Chicago Housing
5.000% due 07/01/12	200,000	220,942
Illinois Health Fac. Auth
6.000% due 02/15/11	225,000	225,385

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
March 31, 2009
Unaudited

	Principal
	Amount or	Fair
	Shares	Value
Municipal Bonds - 61.64%, continued
ILLINOIS - 10.62% (cont.)
Maywood, IL
5.500% due 01/01/11	250,000	$269,130
INDIANA - 1.49%
Munster, IN
4.300% due 01/15/12	100,000	105,470
Indiana St. Edl Facs
5.400% due 10/01/13	150,000	139,353
LOUISIANA - 1.63%
Louisiana St Untld. G.O.
5.000% due 07/15/11	250,000	267,752
MARYLAND - .76%
Baltimore Convention Center
5.000% due 09/01/14	150,000	124,272
MINNESOTA - 8.15%
Marshall MN Med.
5.450% due 11/01/18	250,000	229,812
Minnesota St.
5.000% due 09/15/18	180,000	186,599
Minnesota St. Higher
5.250% due 10/1/19	100,000	104,854
Minnesota St. Higher Ed Facs
5.500 % due 5/01/23	200,000	180,356
University Minn
5.750% due 7/1/18	400,000	489,296
Woodbury Minn Partn
4.600% due 2/1/26	150,000	149,122
MISSOURI - 2.95%
Clay Cnty Mo Reorg Sch Dist
5.000% due 3/1/15	300,000	340,617
Missouri St. Environmental Impt
5. 000% due 1/1/11	135,000	144,362
MONTANA - 1.85%
Montana St. Dept. Transn Rev
5.000% due 6/1/20	285,000	304,423
NORTH DAKOTA - 2.13%
North Dakota St. Bldg. Auth.
5.250% due 12/01/13	330,000	349,882
OKLAHOMA - .63%
Pottawatonie County
5.000% due 09/01/10	100,000	103,797
PENNSYLVANIA - 5.10%
Latrobe IDA St. Vincent
5.375% due 05/01/13	250,000	266,800

SAMARNAN INVESTMENT CORPORATION
Schedule of Investments in Securities
March 31, 2009
Unaudited

	Principal
	Amount or	Fair
	Shares	Value
Municipal Bonds - 61.64%, continued
PENNSYLVANIA - 5.10% (cont.)
Pennsylvania St. Higher Ed.
4.750% due 08/01/15	250,000	$241,890
Pennsylvania St. Higher Ed.
4.250% due 05/01/13	350,000	329,444
SOUTH DAKOTA - 1.09%
South Dakota St. Health
4.500% due 04/01/12	175,000	179,034
TEXAS - 7.34%
Austin, Tex Pub/Impt
4.750% due 9/1/20	100,000	103,755
Bexar Cnty, TX Hsg. Fin. Corp.
5.625% due 12/01/11	120,000	113,274
Burkburnett Ltd. G.O.
6.000% due 02/15/10	125,000	130,000
Eagle Mtn & Saginaw TX ISD
0.0% due 8/15/19	250,000	163,165
Northside Tex Indpt Sch Dist
5.000% due 2/15/18	125,000	135,236
Sienna Plantation Levee Impt/TX
5.000% due 9/01/18	100,000	99,847
Sienna Plantation Levee Impt/TX
5.000% due 9/01/19	100,000	98,245
Tarrant Cnty TX Cultural Ed Facs Fin
5.000% due 11/15/10	100,000	100,472
Temple TX Util. Sys. Rev.
4.250% due 08/01/15	250,000	263,382
UTAH - 1.28%
Salt Lake Cnty Westminster College
4.500% due 10/01/14	230,000	210,919
WASHINGTON - 1.80%
Kent Wash Loc Impt Dist
4.650% due 12/15/19	300,000	295,509
WISCONSIN - 1.65%
Douglas Cnty Wisconsin
5.000% due 2/1/17	250,000	271,797

Total Municipal Bonds (cost $9,967,909)		$10,139,222

Total (cost $15,906,511)		$15,171,724

NOTE: Percentages indicated are based on net assets of $16,449,161 at March 31, 2009.

(1)	Indicates non-income producing security.

SAMARNAN INVESTMENTS CORPORATION
Statement of Operations
Three Months Ended March 31, 2009 and 2008
Unaudited

	2009	2008
Investment income:
Interest	$116,716	$129,067
Dividends	38,871	45,374

Total income	155,587	174,441

Expenses:
Advisory fees	17,181	22,298
Legal and professional	6,000	5,200
Audit fee	30,000	30,700
Directors fees	2,800	2,800
Custodian fees	3,000	3,000
Administrative fees	6,043	4,033
Office and printing	1,530	1,794

Total expenses	66,554	69,825

Net investment income	89,033	104,616

Realized and unrealized gain (loss) on investments:
Realized gain from securities transactions:
Proceeds from sales	467,026	537,043
Cost of securities sold	735,000	579,341

Net realized gain (loss)	(267,974)	(42,298)

Unrealized appreciation (depreciation) of investments:
Beginning of period	(364,534)	2,085,338
End of period	(734,787)	1,466,935

Increase in unrealized depreciation on investments	(370,253)	(618,403)

Net realized and unrealized gain (loss) on investments	(638,227)	(660,701)

Net increase (decrease) in net assets resulting from operations	$(549,194)	$(556,085)

Total expenses as a percentage of total investment income	42.8%	40.0%

SAMARNAN INVESTMENT CORPORATION
Statement of Changes in Net Assets
Three Months Ended March 31, 2009 and 2008
Unaudited

	2009	2008
Investment activities:
Net investment income	$89,033	$104,616
Net realized gain (loss) from security transactions	(267,974)	(42,298)
Increase (decrease) in unrealized appreciation of investments	(370,253)	(618,403)

Increase (decrease) in net assets from from investment activities	(549,194)	(556,085)

Dividends and distributions to shareholders:
Net investment income	(132,194)	0
Capital gains - tax refund	0	0

Decrease in net assets from dividends and distributions to shareholders	(132,194)	0

Increase (decrease) in net assets	(681,389)	(556,087)

Net assets:
Beginning of period	17,130,550	19,710,128

End of period	$16,449,161	$19,154,041

PROXY — SPECIAL MEETING OF SHAREHOLDERS
     The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Special Meeting of Shareholders to be held at the Radisson Hotel Fort Worth South, 100 Alta Mesa East Blvd. (Alta Mesa at Interstate 35W South), Fort Worth, Texas, on July 21, 2009, at 11:00 a.m, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:
(1)	To adopt a Resolution by the Shareholders to Dissolve the Company and adopt the Company’s Plan of Liquidation and Dissolution
☐ FOR

☐ AGAINST

☐ ABSTAIN
(2)	In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE SHAREHOLDER RESOLUTION TO DISSOLVE THE COMPANY AND ADOPT THE PLAN OF LIQUIDATION AND DISSOLUTION.
     This proxy may be revoked prior to the exercise of the powers by the proxy.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Dated , 2009

(Signature)

(Signature, if held jointly)
Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by an authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.
     Please date, sign and mail promptly in the enclosed envelope.